As filed with the Securities and Exchange Commission on January 29, 2018

1933 Act File No. 033-45829

1940 Act File No. 811-06563

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 56 ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 56 ☒

CALVERT WORLD VALUES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Ave NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

(202) 238-2200
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)
☒	on February 1, 2018 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Calvert Balanced Fund

(formerly Calvert Balanced Portfolio)

Class A Shares - CSIFX Class C Shares - CSGCX Class I Shares - CBAIX

Calvert Emerging Markets Equity Fund

Class A Shares - CVMAX Class C Shares - CVMCX Class I Shares - CVMIX Class R6 Shares - CVMRX

Calvert Equity Fund

(formerly Calvert Equity Portfolio)

Class A Shares - CSIEX Class C Shares - CSECX Class I Shares - CEYIX Class R6 Shares - CEYRX

Calvert International Equity Fund

Class A Shares - CWVGX Class C Shares - CWVCX Class I Shares - CWVIX

Calvert International Opportunities Fund

Class A Shares - CIOAX Class C Shares - COICX Class I Shares - COIIX

Calvert Mid-Cap Fund

(formerly Calvert Capital Accumulation Fund)

Class A Shares - CCAFX Class C Shares - CCACX Class I Shares - CCPIX

Calvert Small-Cap Fund

Class A Shares - CCVAX Class C Shares - CSCCX Class I Shares – CSVIX

Prospectus Dated
February 1, 2018

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
Calvert Balanced Fund	3
Calvert Emerging Markets Equity Fund	9
Calvert Equity Fund	14
Calvert International Equity Fund	18
Calvert International Opportunities Fund	23
Calvert Mid-Cap Fund	28
Calvert Small-Cap Fund	32
Investment Objective & Principal Policies and Risks	36
About Responsible Investing	47
Management of Fund Investments	50
About Calvert Research and Management	50
Portfolio Managers	50
Advisory Fees	51
Administrative Fees	52
Sub-Transfer Agency and Related Services	52
Valuing Shares	52
Purchasing Shares	53
Sales Charges	57
Redeeming Shares	59
Shareholder Account Features	60
Additional Tax Information	62
Financial Highlights	63
Calvert Balanced Fund	63
Calvert Emerging Markets Equity Fund	65
Calvert Equity Fund	67
Calvert International Equity Fund	69
Calvert International Opportunities Fund	71
Calvert Mid-Cap Fund	73
Calvert Small-Cap Fund	75
Appendix A - The Calvert Principles for Responsible Investment	77
Appendix B - Financial Intermediary Sales Charge Variations	79

Calvert Equity Funds	2	Prospectus dated February 1, 2018

Fund Summaries

Calvert Balanced Fund

Investment Objective

The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and page 8 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.24%	1.00%	None
Other expenses	0.23%	0.28%	0.15%
Total annual fund operating expenses	0.99%	1.80%	0.67%
Less fee waiver and/or expense reimbursement(3)	(0.05)%	(0.11)%	(0.05)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.69%	0.62%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.94% for Class A shares, 1.69% for Class C shares and 0.62% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$566	$771	$991	$1,626	$566	$771	$991	$1,626
Class C shares	$272	$556	$965	$2,107	$172	$556	$965	$2,107
Class I shares	$63	$209	$368	$830	$63	$209	$368	$830

Calvert Equity Funds	3	Prospectus dated February 1, 2018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of its portfolio’s average value.

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock of large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Adviser to be of comparable credit quality.  The Fund may invest up to 15% of its net assets in debt securities rated below investment grade (rated below BBB- by an NRSRO) and in unrated debt securities determined by the Adviser to be of below investment grade quality (“junk bonds”). For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in publicly-traded real estate investment trusts (“REITs”).

The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The investment adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap U.S. portfolio, although the Fund may also invest in foreign stocks (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)) and small- and mid-cap stocks. Stocks are selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, the investment adviser’s research staff and consideration of the responsible investing criteria described below. The portfolio manager may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Investment decisions for the fixed-income portion of the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investing criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria. The portfolio managers may also use rotation strategies in their management of the fixed-income portion of the Fund. The investment adviser manages duration and any hedging of interest rate risk in the fixed-income portion of the Fund through the purchase and sale of U.S. Treasury securities and related futures contracts.

Incidental to its main investment strategy, the Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain

Calvert Equity Funds	4	Prospectus dated February 1, 2018

investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Risk. Because the Fund normally invests primarily in stocks of large-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. In a rising interest rate environment, the durations of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instrument”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Calvert Equity Funds	5	Prospectus dated February 1, 2018

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains taxable as ordinary income, and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a

Calvert Equity Funds	6	Prospectus dated February 1, 2018

particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index and a composite benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 11.47% for the quarter ended September 30, 2009 and the lowest quarterly return was -18.24% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	6.23%	7.43%	4.80%
Class A Return After Taxes on Distributions	3.73%	5.29%	3.60%
Class A Return After Taxes on Distributions and Sale of Class A Shares	4.53%	5.33%	3.51%
Class C Return Before Taxes	9.66%	7.62%	4.44%
Class I Return Before Taxes	11.94%	8.95%	5.82%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69%	15.70%	8.59%
Balanced Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	14.13%	10.21%	7.05%
*	The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Equity Funds	7	Prospectus dated February 1, 2018

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Charles B. Gaffney, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Equity Funds	8	Prospectus dated February 1, 2018

Calvert Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and page 10 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6
Management fees(3)	1.00%	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses(4)	0.54%	1.68%	0.31%	0.31%
Total annual fund operating expenses	1.79%	3.68%	1.31%	1.31%
Less fee waiver and/or expense reimbursement(5)	(0.52)%	(1.66)%	(0.39)%	(0.39)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.27%	2.02%	0.92%	0.92%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Estimated for Class R6.
(5)	Calvert Research and Management (“CRM”) and Hermes Investment Management Limited (“Hermes”) have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.27% for Class A shares, 2.02% for Class C shares, 0.92% for Class I shares and 0.92% for Class R6 shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM and/or Hermes during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$598	$963	$1,352	$2,439	$598	$963	$1,352	$2,439
Class C shares	$305	$973	$1,761	$3,825	$205	$973	$1,761	$3,825
Class I shares	$94	$377	$681	$1,545	$94	$377	$681	$1,545
Class R6 shares	$94	$377	$681	$1,545	$94	$377	$681	$1,545

Calvert Equity Funds	9	Prospectus dated February 1, 2018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries (the “80% Policy”). The Fund is sub-advised by Hermes Investment Management Limited (the “Sub-Adviser”).

Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts, options on securities, and equity-equivalent securities, such as participation notes (“P-notes”). Derivatives, such as futures, options on futures, and swaps, may also be held by the Fund incidental to its main investment strategy.

The Sub-Adviser considers emerging market countries to be those included in the Fund’s benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Sub-Adviser. A company is considered to be located in an emerging market country if it has a class of securities whose principal securities market is in an emerging market country; is organized under the laws of, or has a principal office in, an emerging market country; derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in one or more emerging market countries; or maintains 50% or more of its assets in one or more emerging market countries.

The Fund may invest in companies of any market capitalization but seeks to have market capitalization size characteristics similar to that of the MSCI Emerging Markets Index. As of December 31, 2017, the market capitalization of the MSCI Emerging Markets Index companies ranged from $553 million to $296.0 billion with a weighted average market capitalization of $55.6 billion. The Fund is expected to invest its assets among companies located in emerging markets throughout the world. The Fund may also invest in securities denominated in foreign currencies and may acquire foreign currency or enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

Companies located in emerging market countries may include American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

The Sub-Adviser seeks to identify quality companies trading at attractive valuations that are located in emerging market countries that are believed by the Sub-Adviser to have conditions that are supportive of economic growth. To this end, the Sub-Adviser combines a top-down approach to country and sector analysis with a bottom-up approach to fundamental company research, including consideration of the Fund’s responsible investing criteria described below. The country analysis includes an assessment of the risks and opportunities for each emerging market country through in-depth quantitative and qualitative analysis. The sector analysis includes a valuation assessment through qualitative analysis. The fundamental company research also utilizes a number of qualitative and quantitative methods. Portfolio construction is determined by the Sub-Adviser based on its level of conviction in the country and company with input from proprietary risk models.

The Fund may sell a security when its fundamentals deteriorate, the target price is reached, other securities are identified to displace a current holding or it does not meet the Fund’s sustainability and corporate responsibility criteria.

Responsible Investing. The Fund has established sustainable and socially responsible investment criteria to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, or (iii) rights and governance. Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is considered to be in the economic interest of the Fund and its shareholders.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Calvert Equity Funds	10	Prospectus dated February 1, 2018

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Participation Note Risk. Participation notes (“P-Notes”) are subject to the risks normally associated with a direct investment in the foreign securities underlying the P-Notes. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and does not have the same rights under the P-Note as it would as the owner of the underlying security. If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. In addition, there is no assurance that there will be a trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security.

Calvert Equity Funds	11	Prospectus dated February 1, 2018

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the investment adviser’s and Sub-Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser and Sub-Adviser are dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s and Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from December 31, 2012 to December 31, 2017, the highest quarterly total return for Class A was 12.50% for the quarter ended March 31, 2017 and the lowest quarterly return was -15.90% for the quarter ended September 30, 2015.

Calvert Equity Funds	12	Prospectus dated February 1, 2018

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Life of Fund
Class A Return Before Taxes	37.37%	8.11%	8.84%
Class A Return After Taxes on Distributions	37.40%	7.47%	8.16%
Class A Return After Taxes on Distributions and Sale of Class A Shares	21.28%	6.16%	6.76%
Class C Return Before Taxes	42.17%	8.23%	8.93%
Class I Return Before Taxes	44.71%	9.55%	10.26%
Class R6 Return Before Taxes	44.71%	9.55%	10.26%
MSCI Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	37.28%	4.35%	5.53%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A, Class C and Class I commenced operations on October 29, 2012. Performance results for Class R6 prior to February 1, 2018 (the Class R6 share’s inception date) reflect the performance of Class I without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns may be different. (Source for MSCI Emerging Markets Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Hermes Investment Management Limited (“Hermes” or the “Sub-Adviser”).

Portfolio Managers

Gary Greenberg, CFA, Lead Portfolio Manager, Hermes, has managed the Fund since October 2012.

Elena Tedesco, CFA, Co-Portfolio Manager, Hermes, has managed the Fund since October 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity Funds	13	Prospectus dated February 1, 2018

Calvert Equity Fund

Investment Objective

The Fund seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and on page 8 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6
Management fees	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses(3)	0.19%	0.21%	0.07%	0.07%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.08%	1.85%	0.71%	0.71%
Less fee waiver and/or expense reimbursement(4)	(0.00)%	(0.01)%	(0.00)%	(0.00)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.08%	1.84%	0.71%	0.71%
(1)	Purchases of Class A shares at net asset value for accounts of $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Estimated for Class R6.
(4)	Calvert Research and Management (“CRM”) and Atlanta Capital Management Company, LLC (“ACM”) have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.07% for Class A shares, 1.82% for Class C shares, 0.70% for Class I shares and 0.70% for Class R6 shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM and/or ACM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$580	$802	$1,042	$1,730	$580	$802	$1,042	$1,730
Class C shares	$287	$581	$1,000	$2,168	$187	$581	$1,000	$2,168
Class I shares	$73	$227	$395	$883	$73	$227	$395	$883
Class R6 shares	$73	$227	$395	$883	$73	$227	$395	$883

Calvert Equity Funds	14	Prospectus dated February 1, 2018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock) (the “80% Policy”). The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000® Index at the time of investment. As of December 31, 2017, the market capitalization of the Russell 1000® Index companies ranged from $654 million to $867.5 billion with a weighted average market capitalization of $177.6 billion. The Fund may invest in publicly-traded real estate investment trusts (“REITs”).

The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)).

In selecting Fund investments, the portfolio managers utilize information provided by CRM’s research staff. CRM’s research is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance. The Sub-Adviser looks for established companies with a history of steady earnings growth. The Sub-Adviser selects companies based on its opinion the company has the ability to sustain growth through above average profitability and the stock is favorably priced with respect to those growth expectations. The portfolio managers may sell a security when its fundamentals deteriorate, when its valuation is no longer attractive relative to its long-term growth rate or when other securities are identified to displace a current holding.  A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth Risk. Because the Fund normally invests primarily in growth stocks of large-cap growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Calvert Equity Funds	15	Prospectus dated February 1, 2018

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Equity Funds	16	Prospectus dated February 1, 2018

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 17.97% for the quarter ended June 30, 2009 and the lowest quarterly return was -24.39% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	19.80%	12.97%	7.67%
Class A Return After Taxes on Distributions	17.68%	10.21%	6.14%
Class A Return After Taxes on Distributions and Sale of Class A Shares	12.98%	9.95%	5.97%
Class C Return Before Taxes	23.84%	13.23%	7.39%
Class I Return Before Taxes	26.24%	14.59%	8.74%
Class R6 Return Before Taxes	26.26%	14.60%	8.74%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	17.32%	9.99%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class R6 prior to October 3, 2017 (the Class R6 share’s inception date) reflect the performance of Class I without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital” or the “Sub-Adviser”).

Portfolio Managers

Joseph B. Hudepohl, CFA, Managing Director and Principal of Atlanta Capital, has managed the Fund since June 2015.

Lance V. Garrison, CFA, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Jeffrey A. Miller, CFA, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Robert R. Walton, Jr., CFA, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Calvert Equity Funds	17	Prospectus dated February 1, 2018

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity Funds	18	Prospectus dated February 1, 2018

Calvert International Equity Fund

Investment Objective

The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and page 10 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.46%	0.67%	0.19%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.60%	2.56%	1.08%
Less fee waiver and/or expense reimbursement(3)	(0.26)%	(0.47)%	(0.11)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.34%	2.09%	0.97%

(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Calvert Research and Management (“CRM”) and Eaton Vance Advisers International Ltd. (“EVAIL”) have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.32% for Class A shares, 2.07% for Class C shares and 0.95% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM and/or EVAIL during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$605	$932	$1,281	$2,264	$605	$932	$1,281	$2,264
Class C shares	$312	$752	$1,318	$2,860	$212	$752	$1,318	$2,860
Class I shares	$99	$333	$585	$1,307	$99	$333	$585	$1,307

Calvert Equity Funds	19	Prospectus dated February 1, 2018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of foreign companies (common and preferred stock and the depositary receipts on such stock) (the “80% Policy”). Using a core investment approach, the Fund invests primarily in common and preferred stocks of non-U.S. large-cap companies. The Fund defines non-U.S. large-cap companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index at the time of investment. As of December 31, 2017, the market capitalization of the MSCI EAFE companies ranged from $1,293 million to $267.6 billion with a weighted average market capitalization of $52.9 billion.

The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE Index, but may invest in other countries, including emerging markets stocks. The Fund will invest in at least three different countries. The portfolio managers select securities for the Fund primarily on the basis of fundamental research, including consideration of the responsible investing criteria described below. The portfolio managers seek companies which they believe have strong business franchises but whose value is not yet fully reflected in their share prices. Such companies may include companies with a high return on invested capital, companies with a sustainable competitive advantage and/or companies with shareholder-friendly management teams. In selecting securities to implement the Fund’s core investment approach, the portfolio managers seek companies that, in their opinion, are high in quality or improving in quality. The Fund’s focus on valuation and quality companies may help dampen performance volatility in down markets. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

The Fund invests no more than 20% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” under “About Responsible Investing” in this Prospectus.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Responsible Investing. In selecting Fund investments, the portfolio managers utilize information provided by CRM’s research staff. CRM’s research is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth Risk. Because the Fund normally invests primarily in growth stocks of large-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Calvert Equity Funds	20	Prospectus dated February 1, 2018

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains taxable as ordinary income, and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by

Calvert Equity Funds	21	Prospectus dated February 1, 2018

Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 23.55% for the quarter ended September 30, 2009 and the lowest quarterly return was -24.02% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	15.52%	4.67%	-1.27%
Class A Return After Taxes on Distributions	15.29%	4.52%	-1.33%
Class A Return After Taxes on Distributions and Sale of Class A Shares	9.28%	3.76%	-0.79%
Class C Return Before Taxes	19.44%	4.84%	-1.63%
Class I Return Before Taxes	21.71%	6.25%	-0.16%
MSCI EAFE Index (reflects net dividends, which reflect the deduction of withholding taxes)	25.03%	7.89%	1.94%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. (Source for MSCI EAFE Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”).

Portfolio Managers

Christopher Dyer, Vice President of EVAIL, has managed the Fund since December 31, 2016.

Ian Kirwan, Vice President of EVAIL, has managed the Fund since December 31, 2016.

Calvert Equity Funds	22	Prospectus dated February 1, 2018

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity Funds	23	Prospectus dated February 1, 2018

Calvert International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and page 10 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.36%	0.74%	0.20%
Total annual fund operating expenses	1.48%	2.61%	1.07%
Less fee waiver and/or expense reimbursement(3)	(0.05)%	(0.35)%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.43%	2.26%	1.07%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Calvert Research and Management (“CRM”) and Eaton Vance Advisers International Ltd. (“EVAIL”) have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.43% for Class A shares, 2.26% for Class C shares and 1.16% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM and/or EVAIL during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$614	$916	$1,240	$2,155	$614	$916	$1,240	$2,155
Class C shares	$329	$778	$1,354	$2,918	$229	$778	$1,354	$2,918
Class I shares	$109	$340	$590	$1,306	$109	$340	$590	$1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of its portfolio’s average value.

Calvert Equity Funds	24	Prospectus dated February 1, 2018

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies, which the Fund defines as companies whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small-Mid (“SMID”) Index at the time of investment. As of December 31, 2017, the market capitalization of the MSCI EAFE SMID Index companies ranged from $3,905 to $24.1 billion with a weighted average market capitalization of $5.5 billion. Such non-U.S. investments may include American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”). The Fund may also invest in publicly-traded real estate investment trusts (“REITs”).

The Fund invests no more than 20% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.

The Fund primarily holds stocks of companies in developed countries but as an internationally diverse fund, it may invest in any geographic region of the world (at least three different countries). The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. In managing the Fund, the portfolio manager seeks to exploit inefficiencies in the small- and mid-cap market through fundamental bottom-up research, including consideration of the responsible investing criteria described below. The portfolio manager looks for companies that, in his opinion, are high in quality or improving in quality. The portfolio manager takes a long-term perspective when selecting companies and the quality focus typically leads to companies benefitting from structural growth or structural change.  Sought after company characteristics may include: a business model with identifiable competitive advantage(s)/barrier(s) to entry, a scalable market opportunity, a solid balance sheet, and a strong management team with a history of good capital allocation. Such companies typically exhibit high or improving returns on capital, strong free-cash-flow generation, and positive or inflecting earnings. The portfolio manager also employs a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio manager seeks to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio manager, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

Responsible Investing. In selecting Fund investments, the portfolio manager utilizes information provided by CRM’s research staff. CRM’s research is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Calvert Equity Funds	25	Prospectus dated February 1, 2018

Small-Cap Growth Risk. Because the Fund normally invests primarily in growth stocks of small-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains taxable as ordinary income, and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Calvert Equity Funds	26	Prospectus dated February 1, 2018

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the ten years ended December 31, 2017, the highest quarterly total return for Class A was 24.05% for the quarter ended June 30, 2009 and the lowest quarterly return was -24.15% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	31.40%	10.35%	3.67%
Class A Return After Taxes on Distributions	28.23%	9.24%	3.14%
Class A Return After Taxes on Distributions and Sale of Class A Shares	18.14%	7.96%	2.81%
Class C Return Before Taxes	35.89%	10.49%	3.30%
Class I Return Before Taxes	38.51%	11.91%	4.63%
MSCI EAFE SMID Cap Index (reflects net dividends, which reflect the deduction of withholding taxes)	30.78%	11.55%	4.50%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. (Source for MSCI EAFE Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Equity Funds	27	Prospectus dated February 1, 2018

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”).

Portfolio Manager. The Fund is managed by Aidan M. Farrell, Vice President of EVAIL, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity Funds	28	Prospectus dated February 1, 2018

Calvert Mid-Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and page 10 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.32%	0.41%	0.11%
Total annual fund operating expenses	1.34%	2.18%	0.88%
Less fee waiver and/or expense reimbursement(3)	(0.13)%	(0.22)%	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.21%	1.96%	0.86%
(1)	Purchases of Class A shares at net asset value for accounts of $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.21% for Class A shares, 1.96% for Class C shares and 0.86% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$592	$867	$1,162	$2,000	$592	$867	$1,162	$2,000
Class C shares	$299	$661	$1,149	$2,496	$199	$661	$1,149	$2,496
Class I shares	$88	$279	$486	$1,082	$88	$279	$486	$1,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of its portfolio’s average value.

Calvert Equity Funds	29	Prospectus dated February 1, 2018

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-capitalization companies (the “80% Policy”). The Fund defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap® Index at the time of investment. As of December 31, 2017, the market capitalization of the Russell Midcap® Index ranged from $654 million to $62.5 billion with a weighted average market capitalization of $14.9 billion. Although primarily investing in mid-cap U.S. companies, the Fund may also invest in small-cap companies. The Fund may invest in publicly-traded real estate investment trusts (“REITs”).

The Fund may also invest up to 25% of its net assets in foreign securities (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)).

Investment decisions for the Fund are made primarily on the basis of fundamental research and consideration of the responsible investing criteria described below. The portfolio manager utilizes the information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting securities, the portfolio manager seeks companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. In addition, the portfolio manager employs a portfolio construction process that seeks to manage investment risk. This process includes the use of portfolio optimization tools (quantitative tools that help track the portfolio’s fundamental characteristics such as its volatility, valuation and growth rate relative to the benchmark) and risk management techniques to assist in portfolio construction and monitoring and maintaining issuer and industry diversification among portfolio holdings. The portfolio manager may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Calvert Equity Funds	30	Prospectus dated February 1, 2018

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains taxable as ordinary income, and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. The portfolio manager also uses quantitative portfolio optimization and risk management techniques in making investment decisions for the Fund. There can be no assurance that these techniques will achieve the desired results.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Equity Funds	31	Prospectus dated February 1, 2018

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 16.97% for the quarter ended December 31, 2010 and the lowest quarterly return was -25.22% for the quarter ended December 31, 2008.

Average Annual Total Returns December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	6.41%	8.57%	6.68%
Class A Return After Taxes on Distributions	3.50%	6.23%	5.33%
Class A Return After Taxes on Distributions and Sale of Class A Shares	5.00%	6.30%	5.17%
Class C Return Before Taxes	9.89%	8.79%	6.36%
Class I Return Before Taxes	12.14%	10.19%	7.91%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	18.52%	14.95%	9.10%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Charles B. Gaffney, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Calvert Equity Funds	32	Prospectus dated February 1, 2018

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity Funds	33	Prospectus dated February 1, 2018

Calvert Small-Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 57 of this Prospectus and page 10 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.30%	0.41%	0.11%
Total annual fund operating expenses	1.35%	2.21%	0.91%
Less fee waiver and/or expense reimbursement(4)	(0.06)%	(0.17)%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.29%	2.04%	0.91%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2017.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.29% for Class A shares, 2.04% for Class C shares and 0.92% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$600	$877	$1,174	$2,017	$600	$877	$1,174	$2,017
Class C shares	$307	$675	$1,169	$2,531	$207	$675	$1,169	$2,531
Class I shares	$93	$290	$504	$1,120	$93	$290	$504	$1,120

Calvert Equity Funds	34	Prospectus dated February 1, 2018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies (the “80% Policy”). The Fund defines small companies as those whose market capitalization falls within the range of the Russell 2000 Index at the time of investment. As of December 31, 2017, the market capitalization of the Russell 2000® Index companies ranged from $2 million to $9.4 billion with a weighted average market capitalization of $2.4 billion.

The Fund may also invest up to 25% of its net assets in foreign securities (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)) and in publicly-traded real estate investment trusts (“REITs”).

The Fund seeks long-term capital appreciation through a mix of smaller company stocks that meet the Fund’s investment criteria. Investment decisions for the Fund are made primarily on the basis of fundamental research, including consideration of the responsible investing criteria described below. The portfolio managers look for companies that, in their opinion, are high in quality or improving in quality. The portfolio managers take a long-term perspective when selecting companies and the quality focus typically leads to companies benefitting from structural growth or structural change.  Sought after company characteristics may include: a business model with identifiable competitive advantage(s)/barrier(s) to entry, a scalable market opportunity, a solid balance sheet, and a strong management team with a history of good capital allocation. Such companies typically exhibit high or improving returns on capital, strong free-cash-flow generation, and positive or inflecting earnings. The portfolio managers also employ a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller Company Risk. The stocks of small and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Calvert Equity Funds	35	Prospectus dated February 1, 2018

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains taxable as ordinary income, and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Equity Funds	36	Prospectus dated February 1, 2018

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 16.70% for the quarter ended June 30, 2009 and the lowest quarterly return was -23.11% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	7.83%	14.04%	7.58%
Class A Return After Taxes on Distributions	3.52%	11.34%	6.23%
Class A Return After taxes on Distributions and Sale of Class A Shares	6.01%	10.60%	5.83%
Class C Return Before Taxes	11.37%	14.27%	7.18%
Class I Return Before Taxes	13.70%	15.76%	8.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.11%	8.70%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Michael D. McLean, Vice President of CRM, has managed the Fund since December 31, 2016.

J. Griffith Noble, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

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Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity Funds	38	Prospectus dated February 1, 2018

Investment Objectives & Principal Policies and Risks

The investment objectives and principal investment policies and risks of each Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted. References to the “Fund” below are to each Fund. See also “Strategies and Risks” in the Statement of Additional Information.

Definitions. As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities. Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes. The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Trading in certain foreign markets is also subject to liquidity risks.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid. Unless otherwise stated in its Fund Summary, such investments are not subject to any stated limitation on investing in foreign securities.

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to

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close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S dollar.

European Economic and Market Events. In June 2016, the United Kingdom approved a referendum to leave the European Union (“Brexit”). There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political events, including nationalist unrest in Europe and uncertainties surrounding the sovereign debt of a number of European Union countries and the viability of the European Union itself, also may cause market disruptions. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Fund obligations created pursuant to derivative instruments may give rise to leverage, which would subject the Fund to the requirements described under “Asset Coverage” in the Fund’s SAI. The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument. A reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instrument”). The Fund may engage in derivative transactions to hedge against fluctuations in securities prices, or currency exchange rates, or to manage cash positions consistent with the Fund’s investment strategy. The Balanced Fund may also use futures contracts to help manage duration and to seek to hedge interest rates, as a substitute for direct investment in a particular asset class, to facilitate the periodic rebalancing of the Fund’s portfolio and to make tactical asset allocations. The Fund may trade in the specific types and/or combinations of derivative transactions listed below.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, liquidity, market, tax and leverage risks. In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to

Calvert Equity Funds	40	Prospectus dated February 1, 2018

such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years. In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot predict the effects of any new governmental regulation that may be implemented, and future regulation may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objectives.

Options. Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date. If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. The Fund may purchase uncovered put options. The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on an underlying instrument, the Fund has the obligation to buy the instrument at an agreed upon price if the price of such instrument decreases below the exercise price. If the value of the underlying instrument on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase a call option on a particular instrument, which gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Fund may also write (i.e., sell) a call option in return for a premium, on an instrument in which it may invest and may enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund gives another party a right to buy an underlying instrument owned by the Fund at a specified future date and price set at the time of the contract.

The Fund’s options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying instruments are traded. To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. As the seller of a covered call option or an index call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call. The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Futures Contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before

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the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided. An option on a future contract gives the holder the right to enter into a specified futures contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Equity Swaps. Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security. This applies to Calvert Emerging Markets Equity Fund only.

Participation Notes. The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-Notes”). For instance, the Fund may purchase P-Notes to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities. P-Notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-Notes involve transaction costs. This applies to Calvert Emerging Markets Equity Fund, Calvert International Equity Fund and Calvert International Opportunities Fund.

An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-Note may perform differently from its underlying security. While the holder of a P-Note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-Notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. Additionally, issuers of P-Notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security. P-Notes may be considered illiquid.

Repurchase Agreements. A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements that mature in more than seven days will be treated as illiquid. When a repurchase agreement is entered into, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered into to settle a short sale, the value of the securities delivered to the Fund will be at least equal to the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement.

In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. Repurchase agreements may create leverage in the Fund.

Pooled Investment Vehicles. The Fund may invest in pooled investment vehicles, which include investment companies (mutual funds and exchange-traded funds (“ETFs”)) and limited partnerships (see “About Responsible Investing – Special Investment Programs”). The Fund will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests. If such fees exceed 0.01%, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund

Calvert Equity Funds	42	Prospectus dated February 1, 2018

Operating Expenses table(s) in its Fund Summary. Requirements of the 1940 Act may limit the Fund’s ability to invest in other investment companies, including ETFs, unless the investment company has received an exemptive order from the SEC on which the Fund may rely.

Pooled investment vehicles are subject to the risks of investing in the underlying securities or other instruments that they own. The market for common shares of closed-end investment companies and ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such fund’s underlying securities. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs tend to be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

Fixed-Income Securities and Other Debt Instruments. Fixed-income securities and other debt instruments include all types of fixed and floating-rate bonds and notes, such as convertible securities and other hybrid securities (other than preferred stock); corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including “indexed” securities; loans; loan participations and assignments; delayed funding loans and revolving credit facilities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks and other debt instruments. Fixed-income securities and other debt instruments are issued by: foreign governments or their subdivisions, agencies and government-sponsored enterprises; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and foreign corporations. Fixed-income securities and other debt instruments include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Convertible Securities. A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued or dividends paid until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.

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Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances. Certain convertible securities may include loss absorption characteristics that make the securities more equity-like. This is particularly true of convertible securities issued by companies in the financial services sector.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Preferred Stock. Preferred stock is a class of equity security that pays a specified dividend that typically must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of the issuer’s liquidation. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders. However, preferred stock may not pay scheduled dividends or dividend payments may be in arrears. Certain preferred stocks may be convertible to common stock. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Preferred stocks are subject to issuer-specific and market risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Hybrid Securities. Hybrid securities generally possess characteristics common to both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.

Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including issuer-specific events, credit spreads and, for convertible securities, factors affecting the securities into which they convert. Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation.

Credit Risk. Rating agencies are private services that provide ratings of the credit quality of certain investments. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations. If a security is rated differently by two or more rating agencies, the highest rating will be used for any Fund rating restrictions.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. In a rising interest rate environment, the maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

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Lower Rated Investments. Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating agencies. In evaluating the quality of a particular investment, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating: the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security or other instrument by a rating agency does not reflect assessment of the volatility of its market value or liquidity. Credit quality in the sectors of the market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular investment.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the investment adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities. Lower rated investments have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Smaller Companies. Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser after considering factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities. The Fund may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.

Restricted and illiquid securities may be difficult to value properly and may involve greater risks than liquid securities. It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Even if determined to be liquid, holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk which may result in substantial losses.

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Mortgage-Backed Securities (“MBS”). MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

MBS issued by non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, the risk of prepayment may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature.

CMOs are subject to the same types of risks affecting MBS as described above. CMOs with complex or highly variable prepayment terms generally entail greater market and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments. Some CMO investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Moreover, if the Fund invests in interest only CMOs, it may fail to recoup its initial investment if the underlying mortgages experience greater than anticipated prepayments of principal.

Asset-Backed Securities. Asset-backed securities represent interests in a pool of assets other than mortgages, such as home equity loans, automobile receivables or credit card receivables. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income asset (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. A structured asset-backed security is a multiclass instrument that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans.

Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities, which increases the risk of depreciation due to future increases in market interest rates. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default. Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of asset-backed securities may be affected by the factors described above and other factors, such as interest rate risk, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value. If a structured asset-backed security is subordinated to other classes backed by the same pool of collateral, the likelihood that it will make payments of principal may be substantially limited.

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Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments.

CMBS are subject to the risks described under “Asset-Backed Securities” above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

U.S. Treasury and Government Securities. U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance. U.S. Government agency securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency, instrumentality or enterprise.

Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government. Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.

Because of their high credit quality and market liquidity, U.S. Treasury and Agency Securities generally provide a lower current return than obligations of other issuers. While the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Loans. Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity. Most loans are rated below investment grade or, if unrated, are of similar credit quality.

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

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Certain loans (“senior loans”) hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Junior loans may be secured or unsecured subordinated loans, second lien loans and subordinated bridge loans. Floating-rate loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights under such documents.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Although the overall size and number of participants in the market for many loans has grown over the past decade, such loans continue to trade in an unregulated inter-dealer or inter-bank secondary market and the amount of available public information about loans may be less extensive than that available for registered or exchange listed securities. With limited exceptions, the investment adviser will take steps intended to insure that it does not receive material nonpublic information about the issuers of loans that also issue publicly traded securities. Therefore, the investment adviser may have less information than other investors about certain of the loans in which it seeks to invest. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold.  These restrictions may (i) impede the Fund’s ability to buy or sell loans, (ii) negatively impact the transaction price, (iii) impact the counterparty and/or credit risks borne by the Fund, (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans, (v) expose the Fund to adverse tax or regulatory consequences and/or (vi) may result in delayed settlement of loan transactions. It may take longer than seven days for a transaction in loans to settle, which may impact a Fund’s process for meeting redemptions. This is partly due to the nature of manner in which loans trade and and the contractual restrictions noted above, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent.  In light of the foregoing, the Fund may hold cash, sell investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.

The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle, which could pose a liquidity risk to the Fund. Assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement. In the event the borrower defaults, the Fund may not directly benefit from the collateral supporting the loan (if any) in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value the loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

In addition to the risks generally associated with debt instruments, such as credit, market, interest rate and liquidity risks, loans are also subject to the risk that the value of any collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. The Fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment.

Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of loans including, in certain circumstances, invalidating the loans or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Fund’s performance. Loans that are secured and senior

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to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law. This applies to Calvert Balanced Fund only.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk. A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds that invest in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have greater exposure to liquidity risk. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets. These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security or continue to hold the security or keep the position open, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of economic or political stress. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, also may increase liquidity risk due to the need of the Fund to sell portfolio securities and may negatively impact Fund performance.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowing. The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). Any borrowings by the Fund are subject to the requirements of the 1940 Act. Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s). Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including

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such borrowings) less the Fund’s liabilities (other than borrowings). The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Cash and Money Market Instruments. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an investment company that invests in such instruments. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market instruments temporarily, which may be inconsistent with its investment objective(s) and other policies.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

General. Each Fund’s 80% Policy (as applicable) will not be changed unless shareholders are given at least 60 days’ advance written notice of the change. Unless otherwise stated, the Fund’s investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days’ advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objectives. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy. With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.

Calvert Equity Funds	50	Prospectus dated February 1, 2018

About Responsible Investing

Investment Selection Process

All Funds except Calvert Emerging Markets Equity Fund. Fund investments are evaluated under The Calvert Principles for Responsible Investment (included as Appendix A to this Prospectus), which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance. CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. If there is insufficient information about an issuer’s ESG performance, CRM may determine to exclude the issuer from the Fund. The responsible investment criteria of a Fund may be changed by the Board of Trustees/Directors without shareholder approval.

Calvert Balanced Fund may invest in a fixed-income security before the Adviser has completed its evaluation of the security’s responsible investment characteristics if, in the opinion of the portfolio manager, the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) availability. Following any such investment in a security, the Adviser will evaluate the issuer to determine if it operates in a manner that is consistent with the Fund’s responsible investment criteria. If the Adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold in accordance with CRM’s guidelines, at a time and in a manner that is determined to be in the best interests of shareholders.

As described above, a Fund may invest in cash, cash equivalents and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investing principles otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

Calvert Emerging Markets Equity Fund. In selecting investments for the Fund, the Sub-Adviser seeks companies that contribute to addressing one or more global sustainability challenges in their local and/or international markets. Actions by companies to address such global sustainability challenges include the following themes:

•	Promoting economic development, income generation and poverty reduction
•	Improving quality of life in poor households and communities
•	Supporting agricultural innovation and food security
•	Providing access to safe medicines and low-cost health care
•	Expanding digital access and mobile communications for underserved communities and populations
•	Mitigating and adapting to climate change and other environmental challenges
•	Enhancing access to clean water and sanitation infrastructure
•	Respecting human rights, labor rights, and Indigenous Peoples’ rights in local communities/workplaces
•	Fostering gender equity and diversity in workplaces and local communities
•	Overcoming corruption through transparency and improved governance

In addition to evaluating companies according to the above criteria, investments are also evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. The Fund has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Fund:

•	The Fund will seek to avoid investing in companies that manufacture tobacco products.
•	The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law.
•	The Fund will seek to avoid investing in companies that have significant and direct involvement in the manufacturing of alcoholic beverages or gambling.
•	The Fund will critically evaluate companies that significantly support governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.
Calvert Equity Funds	51	Prospectus dated February 1, 2018

In addition to these threshold responsibility standards, investments will be evaluated and may be excluded for extraordinary events and controversial issues that may adversely affect a company’s reputation, operations and/or “social license” to operate. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria.

In selecting securities for the Fund, the Sub-Adviser considers the Fund’s responsible investing criteria described above subject to review by CRM. In assessing issuers for which data is limited, subjective judgments may serve as the primary basis for the Sub-Adviser’s evaluation. If there is insufficient information about an issuer’s ESG performance, the Sub-Adviser may determine to exclude the issuer from the Fund. The responsible investment criteria of the Fund may be changed by the Board of Directors without shareholder approval. The Sub-Adviser may engage with companies on issues relevant to the Fund’s responsible investment criteria.  If the Sub-Adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold at a time and a manner that is determined by the Sub-Adviser in its discretion to be in the best interests of shareholders.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, but are not limited to:

Dialogue with Companies. CRM may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting. As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with the Fund’s proxy voting guidelines attached to the SAI.

Shareholder Resolutions. CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Special Investment Programs

As part of its interest in fostering innovative ESG initiatives, each Fund may invest a small percentage of its net assets through special non-principal investment strategies – the High Social Impact Investments program and the Special Equities program. Currently only Calvert Balanced Fund, Calvert Equity Fund and Calvert International Equity Fund have investments in the Special Equities program. The Funds may invest up to the following percentage of its net assets in each program as follows:

Fund	High Social Impact Investments	Special Equities
Balanced Fund	1%	3%
Equity Fund	1%	3%
Mid-Cap Fund	3%	3%
International Equity Fund*	3%	3%
International Opportunities Fund*	3%	3%
Small-Cap Fund	1%	3%
Emerging Markets Equity Fund	3%	3%

* High Social Impact Investments and Special Equities investments are excluded from Calvert International Equity Fund’s and Calvert International Opportunities Fund‘s limit on investments in U.S. companies of 20% of each Fund’s net assets.

High Social Impact Investments Program. Each Fund may invest in the High Social Impact Investments program. High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact. The program includes (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments. High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Each Fund’s High Social Impact Investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investment, such as Calvert Impact Capital, Inc. (as discussed below).

Calvert Equity Funds	52	Prospectus dated February 1, 2018

Pursuant to an exemptive order issued by the SEC, certain of the Funds have invested in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (formerly the Calvert Social Investment Foundation) (“CIC”). CIC is a non-profit charitable and educational organization that connects investors with organizations around the globe working to develop affordable housing, create jobs, protect the environment and achieve other social good. CIC issues Notes to individual and institutional investors and invests the proceeds in not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low-income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society. CIC issues Notes with interest rates that range from 0%–4% and terms ranging from one to 15 years, and in turn makes loans at below-market rates. CIC has licensed use of the Calvert name from the Adviser and the Adviser’s President and Chief Executive Officer serves on the CIC Board, along with a member of the Fund Board and two members of the Advisory Council to the Fund Board. CIC is not owned or otherwise controlled by the Adviser or its affiliates. In connection with the change in each Fund’s investment adviser on December 31, 2016, the Funds intend to request a new exemptive order from the SEC to permit additional investment in Notes.

Special Equities Program. As noted above, each Fund may invest in the Special Equities program, which enables the Fund to promote approaches to responsible investment goals through privately placed investments. Special Equities investments are generally privately placed venture capital investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. At purchase, most Special Equities investments are expected to have projected returns commensurate with assumed risk levels. A small percentage of Special Equities investment may have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive societal impact.

The Fund Board or a committee thereof identifies, evaluates, and selects the Fund’s Special Equities investments. Each Fund has retained consultants to provide research to the Board relating to Special Equities investments. Special Equities investments involve a high degree of risk and are subject to liquidity, information and transaction risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely. Each Fund’s Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus.

Management of Fund Investments

About Calvert Research and Management

Calvert Research and Management (CRM or the Adviser or investment adviser), is a business trust established under the laws of the Commonwealth of Massachusetts. CRM became the investment adviser to each Fund on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between each Fund and CRM and investment sub-advisory agreements between CRM and Eaton Vance Advisers International Ltd. (“EVAIL”) and CRM and Atlanta Capital Management Company, LLC (“Atlanta Capital”), both subsidiaries of EVC, and CRM and Hermes Investment Management Limited (“Hermes”), for providing investment sub-advisory services to certain Funds as described herein. Because the transaction was structured as an asset purchase, CRM assumed no responsibility for the obligations or liabilities of CIM existing prior to the closing of the transaction.

CRM is a subsidiary of Eaton Vance Management (“Eaton Vance”). Eaton Vance, Inc. (“EV”) serves as trustee of CRM. Each of CRM, EV and Eaton Vance is a direct or indirect subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The business address of EVC, EV and Eaton Vance is Two International Place, Boston, Massachusetts 02110.

CRM also serves as administrator to each Fund, providing administrative services and related office facilities. The fees payable by the Fund for administrative services are described below.

Portfolio Managers

Calvert Balanced Fund. The portfolio managers of the Fund are Charles B. Gaffney (since December 31, 2016), Brian Ellis (since November 2015) and Vishal Khanduja (since January 2013). Mr. Gaffney is a Vice President of CRM and has been an employee of the Eaton Vance organization for more than five years. He currently manages other funds and portfolios. Mr. Ellis manages other CRM funds and is a Vice President of CRM. Prior to joining CRM on December 31, 2016, he was a member of the Taxable Fixed Income Team at CIM since May 2012 and prior thereto a Business Analyst at CIM. Mr. Khanduja manages other CRM funds and is a Vice President of CRM. Prior to joining CRM on December 31, 2016, he was Portfolio Manager and Head of Taxable Fixed Income at CIM and prior to July 2012 he was a Portfolio Manager – Global Rates and Currency Team at Columbia Management.

Calvert Equity Funds	53	Prospectus dated February 1, 2018

Calvert Emerging Markets Equity Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Hermes with offices at Lloyds Chambers, 1 Portsoken Street, London E1 8HZ. Hermes has managed the assets of the Fund since the Fund’s inception in October 2012.

The portfolio managers of the Fund are Gary Greenberg and Elena Tedesco (each since October 2012). Mr. Greenberg has been Lead Portfolio Manager for the Emerging Markets Team at Hermes for more than five years. Ms. Tedesco has been a Portfolio Manager (Eastern Europe, Middle East and Africa) for the Emerging Markets Team at Hermes for more than five years.

Calvert Equity Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Atlanta Capital with offices at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309. Atlanta Capital has managed the assets of the Fund since September 1998. Atlanta Capital had over $21.8 billion in assets under management as of September 30, 2017.

The portfolio managers of the Fund are Joseph B. Hudepohl, Lance V. Garrison, Jeffrey A. Miller and Robert R. Walton (all since June 2015). Mr. Hudepohl has been Managing Director and Portfolio Manager at Atlanta Capital since June 2015. Prior to joining Atlanta Capital he was Managing Director and Portfolio Manager, Logan Circle Partners, L.P., a division of Fortress Investment Group LLC from June 2013 – May 2015 and held various positions including Managing Director and Portfolio Manager at Goldman Sachs Asset Management from 1997 – 2013. Messrs. Garrison and Walton are Vice Presidents and have been Portfolio Managers at Atlanta Capital since June 2015. Prior to that, they served as Vice Presidents and Analysts at Atlanta Capital for more than five years. Mr. Miller has been a Portfolio Manager since June 2015 and a Vice President of Atlanta Capital since August 2014. Prior to joining Atlanta Capital he was a Portfolio Manager and Analyst at Crawford Investment Counsel from 2011 – 2014 and a Global Technology Analyst at Institutional Capital Corporation from 1999 – 2011.

Calvert International Equity Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to EVAIL with offices at 125 Old Broad Street, London, EC2N 1AR. From December 31, 2016 to October 31, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Fund.

The portfolio managers of the Fund are Christopher Dyer and Ian Kirwan (each since December 31, 2016). Mr. Dyer manages other funds, is a Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization. Prior to joining EVAIL in November 2017, Mr. Dyer held identical positions at EVMI. Prior to joining EVMI in June 2015, Mr. Dyer was Head of European Equity at Goldman Sachs Asset Management in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015). Mr. Kirwan is a Vice President of EVAIL.  Prior to joining EVAIL in November 2017, Mr. Kirwan held an identical position at EVMI.  Prior to joining EVMI in October 2015, Mr. Kirwan served as an analyst and/or portfolio manager at Qatar Investment Authority, Lazard Asset Management, Alliance Bernstein, and Schroder Investment Management.

Calvert International Opportunities Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to EVAIL. From December 31, 2016 to October 31, 2017, EVMI served as sub-adviser to the Fund.

The portfolio manager of the Fund is Aiden Farrell (since December 31, 2016). Mr. Farrell is a Vice President of EVAIL. Prior to joining EVAIL in November 2017, Mr. Farrell held an identical position at EVMI. Prior to joining EVMI in July 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015). Mr. Farrell also manages other funds and portfolios.

Calvert Small-Cap Fund. The portfolio managers of the Fund are Michael D. McLean and J. Griffith Noble (each since December 31, 2016). Mr. McLean is a Vice President of CRM and has been an employee of the Eaton Vance organization for more than five years. He currently manages other funds and portfolios. Mr. Noble is a Vice President of CRM and has been an employee of the Eaton Vance organization since 2012. Prior to joining Eaton Vance in 2012, he was an equity analyst with Black Rock, Inc. (2008-2012). He currently manages other funds and portfolios.

The SAI for a Fund provides additional information about a portfolio manager’s management of other accounts, compensation and ownership of securities in a Fund.

Calvert Equity Funds	54	Prospectus dated February 1, 2018

Advisory Fees

The table below shows the annual advisory fee paid by each Fund for the fiscal year ended September 30, 2017 as a percentage of that Fund’s average daily net assets. Prior to December 31, 2016, CIM received a fee at the same annual rates as those paid by CRM except for Calvert Emerging Markets Equity Fund, Calvert Equity Fund and Calvert Small-Cap Fund, as noted below. Sub-advisory fees paid by CRM or CIM to a Sub-Adviser, if applicable, are reflected in the total advisory fees paid by the Fund to CRM or CIM.

Fund	Advisory Fee
Calvert Balanced Fund	0.40%
Calvert Emerging Markets Equity Fund	0.89%(1)
Calvert Equity Fund	0.50%(2)
Calvert International Equity Fund	0.75%
Calvert International Opportunities Fund	0.75%
Calvert Mid-Cap Fund	0.65%
Calvert Small-Cap Fund	0.69%(3)
(1)	Effective December 31, 2016, the annual advisory fee rate is 0.88% of the Fund’s average daily net assets. Prior to December 31, 2016, the annual advisory rate was 0.95% of average daily net assets.
(2)	Effective December 31, 2016, the annual advisory fee rate is 0.50% of average daily net assets up to and including $2 billion; 0.425% on assets over $2 billion up to and including $3 billion and 0.375% on assets over $3 billion. Prior to December 31, 2016, the annual advisory rate was 0.50% of the first $2 billion of the Fund’s average daily net assets, 0.475% of the next $1 billion of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets above $3 billion.
(3)	Effective December 31, 2016, the annual advisory fee rate is 0.68% of the Fund’s average daily net assets. Prior to December 31, 2016, the annual advisory rate was 0.70% of average daily net assets.

A discussion regarding the basis for the approval by the Funds’ respective Board of Trustees/Directors of the investment advisory agreement and any applicable sub-advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

Administrative Fees

Effective December 31, 2016, CRM serves as administrator of each Fund.  Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (“CIAS”), served as each Fund’s administrative services agent. The administrative fees (as a percentage of the Fund’s net assets) paid by each Fund, net of waiver, to CIAS or CRM for the fiscal year ended September 30, 2017 are as follows.

Fund	Administrative Fee(1)
Calvert Balanced Fund	0.12%
Calvert Emerging Markets Equity Fund	0.12%
Calvert Equity Fund	0.12%
Calvert International Equity Fund	0.12%
Calvert International Opportunities Fund	0.12%
Calvert Mid-Cap Fund	0.12%
Calvert Small-Cap Fund	0.12%
(1)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets. The administrator has agreed to contractually waive 0.02% of the administrative fee annually for Class I shares of Calvert Emerging Markets Equity Fund, Calvert Equity Fund, Calvert Mid-Cap Fund, and Calvert Small-Cap Fund through January 31, 2018.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Sub-Transfer Agency and Related Services

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services. Prior to December 31, 2016, Calvert Investment Services, Inc. provided similar services and received $8 per Fund account held directly on the books of the transfer agent.

Calvert Equity Funds	55	Prospectus dated February 1, 2018

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, a Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board of Trustees/Directors has adopted procedures for valuing investments and has delegated to the Adviser the daily valuation of such investments. The Adviser has delegated certain Fund valuations for Calvert Emerging Markets Equity Fund, Calvert Equity Fund, Calvert International Equity Fund and Calvert International Opportunities Fund to the applicable Sub-Adviser, as described in the procedures. Pursuant to the procedures, independent pricing services are used to value debt obligations at their market value. In determining market value, the pricing service considers various factors and market information. Exchange-listed securities and other instruments (including derivatives) normally are valued at last sale or closing prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics. In certain situations, the Adviser, or Sub-Adviser, if applicable, may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value. In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Trustees/Directors have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased. The Adviser has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Effective December 31, 2016, Eaton Vance Distributors, Inc. became the principal underwriter of each Fund (“EVD” or the “principal underwriter”). EVD is a direct, wholly-owned subsidiary of EVC. Prior thereto, Calvert Investment Distributors, Inc. served as each Fund’s distributor. For more information on buying and selling shares, please contact your financial professional or Calvert funds at 800-368-2745.

How to Buy Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in Appendix B to this prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix B.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Calvert Equity Funds	56	Prospectus dated February 1, 2018

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Calvert funds generally do not accept investments from residents of the European Union or Switzerland except as described in the Funds’ SAI.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000, except as noted below. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Your initial investment must be at least $250,000 except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates and certain persons affiliated with Calvert.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Calvert funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; bank trust departments; insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

Calvert Equity Funds	57	Prospectus dated February 1, 2018

There is no initial investment minimum for employer sponsored retirement plans and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Funds’ transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, a Calvert fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Calvert funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are

Calvert Equity Funds	58	Prospectus dated February 1, 2018

inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Calvert fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•	transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
•	transactions made by model-based discretionary advisory accounts;
•	transactions made by a Calvert fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
•	transactions in shares of Calvert Ultra-Short Duration Income Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Calvert funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. Although the Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

•	how long you expect to own your shares;
•	how much you intend to invest; and
•	the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a Contingent Deferred Sales Charge (“CDSC”). The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other

Calvert Equity Funds	59	Prospectus dated February 1, 2018

financial intermediary is specified. Any direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates. Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.80% on amounts of $1 million or more up to and including $2 million; plus 0.64% on amounts over $2 million up to and including $3 million; plus 0.40% on amounts over $3 million up to and including $50 million; plus 0.20% on amounts over $50 million up to and including $100 million; plus 0.12% on amounts over $100 million. A contingent deferred sales charge (CDSC) of up to 0.80% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

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Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement. For additional information about Statements of Intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services; (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the Statement of Additional Information. Class A shares are also offered at NAV to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. The Funds may eliminate, modify or add to the terms of these sales charge waivers at any time without providing advance notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.80% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with redemptions from employer sponsored retirement plans or Individual Retirement Accounts to satisfy required minimum distributions or to return excess contributions made to Individual Retirement Accounts. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. Class C shares held in an account for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board of Directors/Trustees may determine to cease to offer and subsequently close an existing class of Fund shares.  In such circumstances, a Fund may automatically convert the shares for such class into another share class, subject to at least 60 days’ prior notice to shareholders of the impacted class.  Any such conversion

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will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually (for Calvert Balanced Fund such fee is applied on assets under management over $30 million). After the sale of shares, the principal underwriter receives the Class C service fees for one year. Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge in the Statement of Additional Information. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-368-2745 Monday through Thursday , 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

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A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-368-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Funds’ transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below. The actual number of days following receipt of a redemption request in which a Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (NSCC) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with the Funds’ transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, a Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

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Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option	Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.
*	If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds. From time to time, you may receive the following:

•	Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•	Periodic account statements, showing recent activity and total share balance.
•	Tax information needed to prepare your income tax returns.
•	Proxy materials, in the event a shareholder vote is required.
•	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.calvert.com.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com). Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time.

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You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Calvert website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Calvert funds’ client services department at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Calvert Balanced Fund expects to pay distributions quarterly, and Calvert Equity Fund, Calvert Mid-Cap Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Small-Cap Fund and Calvert Emerging Markets Equity Fund expect to pay distributions annually. Distributions may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Each Fund intends to distribute any net realized capital gains, if any, annually. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

A portion of any distribution of a Fund’s investment income may, and any distribution by a Fund of net realized short-term capital gains generally will be taxed as ordinary income. Distributions of any net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates

Calvert Equity Funds	65	Prospectus dated February 1, 2018

applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions for the prior calendar year.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, such Fund will be eligible to and intends to file an election for such taxable year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by such Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of such Fund’s foreign taxes paid in computing their taxable federal income.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid and after December 31, 2018 on redemption proceeds and certain capital gain dividends paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Calvert Equity Funds	66	Prospectus dated February 1, 2018

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for periods indicated. Certain information reflects the financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request. Financial Highlight information is not provided for Class R6 shares of Calvert Equity Fund because the class had not commenced operations prior to the date of these financial highlights.

	Calvert Balanced Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$30.82	$29.95	$31.32	$31.90	$31.11	$32.36
Income from investment operations:
Net investment income (a)	0.47	0.20	0.58	0.51(d)	0.25(d)	0.63(d)
Net realized and unrealized gain (loss)	2.11	2.06	2.18	2.14(e)	2.08(e)	2.17(e)
Total from investment operations	2.58	2.26	2.76	2.65	2.33	2.80
Distributions from:
Net investment income	(0.46)	(0.23)	(0.59)	(0.50)	(0.26)	(0.61)
Net realized gain	(0.35)	(0.35)	(0.35)	(3.23)	(3.23)	(3.23)
Total distributions	(0.81)	(0.58)	(0.94)	(3.73)	(3.49)	(3.84)
Total increase (decrease) in net asset value	1.77	1.68	1.82	(1.08)	(1.16)	(1.04)
Net asset value, ending	$32.59	$31.63	$33.14	$30.82	$29.95	$31.32
Total return (b)	8.51%	7.66%	8.94%	8.93%(e)	8.05%(e)	9.32%(e)
Ratios to average net assets: (c)
Total expenses	0.99%	1.80%	0.67%	1.05%	1.86%	0.76%
Net expenses	0.99%	1.80%	0.62%	1.02%	1.84%	0.65%
Net investment income	1.48%	0.67%	1.80%	1.67%(d)	0.85%(d)	2.04%(d)
Portfolio turnover	128%	128%	128%	146%	146%	146%
Net assets, ending (in thousands)	$549,517	$61,205	$48,780	$592,625	$59,242	$15,554

(See footnotes on last page.)

Calvert Equity Funds	67	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Balanced Fund
	Years Ended September 30,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$33.06	$32.30	$33.53	$34.13	$33.45	$34.55	$30.81	$30.23	$31.19
Income from investment operations:
Net investment income (a)	0.43	0.15	0.59	0.33	0.08	0.51	0.24	(0.02)	0.41
Net realized and unrealized gain (loss)	(0.81)	(0.78)	(0.82)	3.02	2.94	3.06	3.32	3.25	3.35
Total from investment operations	(0.38)	(0.63)	(0.23)	3.35	3.02	3.57	3.56	3.23	3.76
Distributions from:
Net investment income	(0.41)	(0.19)	(0.57)	(0.32)	(0.07)	(0.49)	(0.24)	(0.01)	(0.40)
Net realized gain	(0.37)	(0.37)	(0.37)	(4.10)	(4.10)	(4.10)	—	—	—
Total distributions	(0.78)	(0.56)	(0.94)	(4.42)	(4.17)	(4.59)	(0.24)	(0.01)	(0.40)
Total increase (decrease) in net asset value	(1.16)	(1.19)	(1.17)	(1.07)	(1.15)	(1.02)	3.32	3.22	3.36
Net asset value, ending	$31.90	$31.11	$32.36	$33.06	$32.30	$33.53	$34.13	$33.45	$34.55
Total return (b)	(1.27%)	(2.08%)	(0.86%)	10.77%	9.89%	11.35%	11.60%	10.71%	12.13%
Ratios to average net assets: (c)
Total expenses	1.13%	1.92%	0.64%	1.17%	1.95%	0.66%	1.18%	1.99%	0.68%
Net expenses	1.13%	1.92%	0.64%	1.16%	1.94%	0.66%	1.18%	1.99%	0.68%
Net investment income	1.25%	0.47%	1.70%	1.02%	0.24%	1.53%	0.76%	(0.06)%	1.26%
Portfolio turnover	99%	99%	99%	124%	124%	124%	114%	114%	114%
Net assets, ending (in thousands)	$569,368	$55,180	$13,894	$561,809	$48,814	$43,579	$497,160	$37,812	$35,578

(See footnotes on last page.)

Calvert Equity Funds	68	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Emerging Markets Equity Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$12.94	$12.76	$13.06	$10.90	$10.74	$10.99
Income from investment operations:
Net investment income (loss) (a)	0.10	0.01	0.17	0.08(d)	—(d)	0.12(d)
Net realized and unrealized gain (loss)	3.36	3.29	3.35	2.06	2.03	2.09
Total from investment operations	3.46	3.30	3.52	2.14	2.03	2.21
Distributions from:
Net investment income	(0.07)	(0.02)	(0.10)	(0.10)	(0.01)	(0.14)
Total distributions	(0.07)	(0.02)	(0.10)	(0.10)	(0.01)	(0.14)
Total increase (decrease) in net asset value	3.39	3.28	3.42	2.04	2.02	(2.07)
Net asset value, ending	$16.33	$16.04	$16.48	$12.94	$12.76	$13.06
Total return (b)	26.89%	25.88%	27.27%	19.75%	18.94%	20.31%
Ratios to average net assets: (c)
Total expenses	1.80%	3.69%	1.32%	1.95%	4.44%	1.41%
Net expenses	1.27%	2.02%	0.92%	1.47%	2.21%	1.12%
Net investment income (loss)	0.73%	0.08%	1.20%	0.66%(d)	0.02%(d)	1.06%(d)
Portfolio turnover	36%	36%	36%	32%	32%	32%
Net assets, ending (in thousands)	$62,432	$4,627	$126,398	$39,343	$994	$58,259

(See footnotes on last page.)

Calvert Equity Funds	69	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Emerging Markets Equity Fund
	Years Ended September 30,
	2015			2014			2013(h)
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$13.15	$13.05	$13.26	$13.34	$13.34	$13.49	$12.00	$12.00	$12.00
Income from investment operations:
Net investment income (loss) (a)	0.11	(0.03)	0.14	0.08	(0.05)	0.10	0.13	(0.01)	0.19
Net realized and unrealized gain (loss)	(1.92)	(1.87)	(1.93)	0.46	0.45	0.48	1.34	1.37	1.33
Total from investment operations	(1.81)	(1.90)	(1.79)	0.54	0.40	0.58	1.47	1.36	1.52
Distributions from:
Net investment income	(0.03)	—	(0.07)	(0.04)	—	(0.12)	(0.13)	(0.02)	(0.03)
Net realized gain	(0.41)	(0.41)	(0.41)	(0.69)	(0.69)	(0.69)	—	—	—
Total distributions	(0.44)	(0.41)	(0.48)	(0.73)	(0.69)	(0.81)	(0.13)	(0.02)	(0.03)
Total increase (decrease) in net asset value	(2.25)	(2.31)	(2.27)	(0.19)	(0.29)	(0.23)	1.34	1.34	1.49
Net asset value, ending	$10.90	$10.74	$10.99	$13.15	$13.05	$13.26	$13.34	$13.34	$13.49
Total return (b)	(14.18%)	(14.98%)	(13.92)%	4.19%	3.10%	4.49%	12.30%	11.38%	12.73%
Ratios to average net assets: (c)
Total expenses	2.18%	5.00%	1.48%	2.22%	4.36%	1.42%	3.03%(h)	100.72%(h)	1.65%(h)
Net expenses	1.75%	2.70%	1.40%	1.78%	2.78%	1.42%	1.78%(h)	2.78%(h)	1.43%(h)
Net investment income (loss)	0.84%	(0.23%)	1.12%	0.57%	(0.41%)	0.78%	1.16%(h)	(0.09%)(h)	1.61%(h)
Portfolio turnover	66%	66%	66%	95%	95%	95%	74%	74%	74%
Net assets, ending (in thousands)	$23,569	$566	$39,101	$20,628	$610	$33,721	$6,337	$133	$33,053

(See footnotes on last page.)

Calvert Equity Funds	70	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Equity Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$41.38	$27.35	$46.68	$47.79	$34.98	$52.65
Income from investment operations:
Net investment income (loss) (a)	0.06	(0.15)	0.25	0.11(d)	(0.14) (d)	0.32(d)
Net realized and unrealized gain (loss)	6.03	3.74	6.88	3.74	2.67	4.14
Total from investment operations	6.09	3.59	7.13	3.85	2.53	4.46
Distributions from:
Net investment income	(0.06)	—	(0.27)	(0.13)	(0.03)	(0.30)
Net realized gain	(4.10)	(4.10)	(4.10)	(10.13)	(10.13)	(10.13)
Total distributions	(4.16)	(4.10)	(4.37)	(10.26)	(10.16)	(10.43)
Total increase (decrease) in net asset value	1.93	(0.51)	2.76	(6.41)	(7.63)	(5.97)
Net asset value, ending	$43.31	$26.84	$49.44	$41.38	$27.35	$46.68
Total return (b)	16.39%	15.48%	16.85%	8.57%	7.73%	9.01%
Ratios to average net assets: (c)
Total expenses	1.06%	1.83%	0.69%	1.10%	1.87%	0.69%
Net expenses	1.06%	1.83%	0.67%	1.08%	1.85%	0.67%
Net investment income (loss)	0.16%	(0.60%)	0.54%	0.27%(d)	(0.50%)(d)	0.68%(d)
Portfolio turnover	29%	29%	29%	44%	44%	44%
Net assets, ending (in thousands)	$1,220,685	$152,561	$550,055	$1,385,988	$178,719	$472,583

(See footnotes on last page.)

Calvert Equity Funds	71	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Equity Fund
	Years Ended September 30,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$50.33	$38.31	$54.90	$44.68	$34.66	$48.48	$38.48	$30.06	$41.55
Income from investment operations:
Net investment income (loss) (a)	0.10	(0.20)	0.38	0.02	(0.25)	0.29	0.07	(0.17)	0.32
Net realized and unrealized gain (loss)	2.20	1.69	2.38	7.67	5.89	8.34	6.19	4.82	6.70
Total from investment operations	2.30	1.49	2.76	7.69	5.64	8.63	6.26	4.65	7.02
Distributions from:
Net investment income	(0.02)	—	(0.19)	(0.05)	—	(0.22)	(0.01)	—	(0.04)
Net realized gain	(4.82)	(4.82)	(4.82)	(1.99)	(1.99)	(1.99)	(0.05)	(0.05)	(0.05)
Total distributions	(4.84)	(4.82)	(5.01)	(2.04)	(1.99)	(2.21)	(0.06)	(0.05)	(0.09)
Total increase (decrease) in net asset value	(2.54)	(3.33)	(2.25)	5.65	3.65	6.42	6.20	4.60	6.93
Net asset value, ending	$47.79	$34.98	$52.65	$50.33	$38.31	$54.90	$44.68	$34.66	$48.48
Total return (b)	4.57%	3.82%	5.06%	17.63%	16.76%	18.23%	16.30%	15.51%	16.95%
Ratios to average net assets: (c)
Total expenses	1.13%	1.87%	0.64%	1.15%	1.88%	0.64%	1.21%	1.91%	0.66%
Net expenses	1.12%	1.86%	0.63%	1.14%	1.87%	0.62%	1.20%	1.90%	0.65%
Net investment income (loss)	0.19%	(0.54%)	0.69%	0.05%	(0.68%)	0.56%	0.18%	(0.52%)	0.72%
Portfolio turnover	37%	37%	37%	24%	24%	24%	32%	32%	32%
Net assets, ending (in thousands)	$1,328,913	$169,649	$567,954	$1,590,823	$171,869	$961,680	$1,602,401	$158,591	$798,677

(See footnotes on last page.)

Calvert Equity Funds	72	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert International Equity Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$15.49	$13.31	$16.53	$15.62	$13.47	$16.73
Income from investment operations:
Net investment income (a)	0.17	0.05	0.21	0.34(d)	0.19(d)	0.44(d)
Net realized and unrealized gain (loss)	1.84	1.59	2.01	(0.33)	(0.28)	(0.36)
Total from investment operations	2.01	1.64	2.22	0.01	(0.09)	0.08
Distributions from:
Net investment income	(0.40)	(0.27)	(0.51)	(0.14)	(0.07)	(0.28)
Total distributions	(0.40)	(0.27)	(0.51)	(0.14)	(0.07)	(0.28)
Total increase (decrease) in net asset value	1.61	1.37	1.71	(0.13)	(0.16)	(0.20)
Net asset value, ending	$17.10	$14.68	$18.24	$15.49	$13.31	$16.53
Total return (b)	13.43%	12.60%	13.89%	0.04%	(0.68%)	0.41%
Ratios to average net assets: (c)
Total expenses	1.58%	2.54%	1.06%	1.62%	2.55%	1.04%
Net expenses	1.35%	2.10%	0.96%	1.38%	2.14%	0.95%
Net investment income	1.08%	0.35%	1.28%	2.20%(d)	1.42%(d)	2.67%(d)
Portfolio turnover	138%	138%	138%	94%	94%	94%
Net assets, ending (in thousands)	$126,669	$12,013	$72,503	$156,757	$13,613	$140,129

(See footnotes on last page.)

Calvert Equity Funds	73	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert International Equity Fund
	Years Ended September 30,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$16.51	$14.27	$17.68	$16.44	$14.26	$17.69	$13.49	$11.71	$14.52
Income from investment operations:
Net investment income (loss) (a)	0.18	0.04	0.30	0.15	(0.01)	0.28	0.08	(0.05)	0.17
Net realized and unrealized gain (loss)	(0.97)	(0.84)	(1.05)	0.02	0.02	0.02	2.98	2.60	3.24
Total from investment operations	(0.79)	(0.80)	(0.75)	0.17	0.01	0.30	3.06	2.55	3.41
Distributions from:
Net investment income	(0.10)	—	(0.20)	(0.10)	—	(0.31)	(0.11)	—	(0.24)
Total distributions	(0.10)	—	(0.20)	(0.10)	—	(0.31)	(0.11)	—	(0.24)
Total increase (decrease) in net asset value	(0.89)	(0.80)	(0.95)	0.07	0.01	(0.01)	2.95	2.55	3.17
Net asset value, ending	$15.62	$13.47	$16.73	$16.51	$14.27	$17.68	$16.44	$14.26	$17.69
Total return (b)	(4.78%)	(5.61%)	(4.27%)	0.99%	0.07%	1.64%	22.82%	21.78%	23.74%
Ratios to average net assets: (c)
Total expenses	1.67%	2.58%	1.03%	1.66%	2.57%	1.02%	1.76%	2.65%	1.06%
Net expenses	1.54%	2.37%	0.98%	1.66%	2.57%	1.02%	1.76%	2.65%	1.06%
Net investment income (loss)	1.08%	0.31%	1.68%	0.88%	(0.06%)	1.53%	0.52%	(0.40%)	1.07%
Portfolio turnover	97%	97%	97%	82%	82%	82%	40%	40%	40%
Net assets, ending (in thousands)	$167,225	$15,997	$147,614	$263,718	$17,173	$92,318	$242,464	$17,746	$82,499

(See footnotes on last page.)

Calvert Equity Funds	74	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert International Opportunities Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$14.78	$14.43	$14.56	$14.58	$14.28	$14.38
Income from investment operations:
Net investment income (loss) (a)	0.03	(0.04)	0.17	0.15(d)	0.01(d)	0.19(d)
Net realized and unrealized gain (loss)	4.04	3.91	3.90	0.63	0.61	0.63
Total from investment operations	4.07	3.87	4.07	0.78	0.62	0.82
Distributions from:
Net investment income	(0.15)	(0.01)	(0.21)	(0.11)	—	(0.17)
Net realized gain	—	—	—	(0.47)	(0.47)	(0.47)
Total distributions	(0.15)	(0.01)	(0.21)	(0.58)	(0.47)	(0.64)
Total increase (decrease) in net asset value	3.92	3.86	3.86	0.20	0.15	0.18
Net asset value, ending	$18.70	$18.29	$18.42	$14.78	$14.43	$14.56
Total return (b)	27.89%	26.83%	28.44%	5.49%	4.46%	5.84%
Ratios to average net assets: (c)
Total expenses	1.48%	2.61%	1.07%	1.49%	2.67%	1.17%
Net expenses	1.48%	2.30%	1.07%	1.46%	2.44%	1.16%
Net investment income (loss)	0.18%	(0.24%)	1.06%	1.07%(d)	0.04%(d)	1.35%(d)
Portfolio turnover	158%	158%	158%	52%	52%	52%
Net assets, ending (in thousands)	$50,552	$5,850	$115,698	$107,429	$5,037	$69,319

(See footnotes on last page.)

Calvert Equity Funds	75	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert International Opportunities Fund
	Years Ended September 30,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$16.42	$16.08	$16.19	$15.76	$15.44	$15.54	$12.59	$12.30	$12.37
Income from investment operations:
Net investment income (loss) (a)	0.14	(0.03)	0.19	0.15	(0.01)	0.20	0.14	0.02	0.25
Net realized and unrealized gain (loss)	(0.83)	(0.76)	(0.80)	0.66	0.66	0.66	3.19	3.14	3.10
Total from investment operations	(0.69)	(0.79)	(0.61)	0.81	0.65	0.86	3.33	3.16	3.35
Distributions from:
Net investment income	(0.18)	(0.04)	(0.23)	(0.15)	(0.01)	(0.21)	(0.16)	(0.02)	(0.18)
Net realized gain	(0.97)	(0.97)	(0.97)	—	—	—	—	—	—
Total distributions	(1.15)	(1.01)	(1.20)	(0.15)	(0.01)	(0.21)	(0.16)	(0.02)	(0.18)
Total increase (decrease) in net asset value	(1.84)	(1.80)	(1.81)	0.66	0.64	0.65	3.17	3.14	3.17
Net asset value, ending	$14.58	$14.28	$14.38	$16.42	$16.08	$16.19	$15.76	$15.44	$15.54
Total return (b)	(4.32)%	(5.09)%	(3.86)%	5.14%	4.20%	5.58%	26.70%	25.70%	27.43%
Ratios to average net assets: (c)
Total expenses	1.69%	2.72%	1.15%	1.85%	2.81%	1.18%	2.13%	3.27%	1.43%
Net expenses	1.66%	2.50%	1.15%	1.66%	2.50%	1.18%	1.66%	2.50%	1.20%
Net investment income (loss)	0.88%	(0.18)%	1.22%	0.88%	(0.08%)	1.24%	1.04%	0.17%	1.76%
Portfolio turnover	51%	51%	51%	56%	56%	56%	42%	42%	42%
Net assets, ending (in thousands)	$99,908	$5,030	$40,833	$50,540	$4,605	$32,079	$45,563	$3,282	$24,130

(See footnotes on last page.)

Calvert Equity Funds	76	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Mid-Cap Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$29.68	$21.87	$34.38	$33.41	$25.62	$38.05
Income from investment operations:
Net investment income (loss) (a)	0.20	$(0.03)	$0.41	0.02(d)	(0.16)(d)	0.19(d)
Net realized and unrealized gain (loss)	3.68	2.72	4.22	(0.67)	(0.51)	(0.78)
Total from investment operations	3.88	$2.69	4.63	(0.65)	(0.67)	(0.59)
Distributions from:
Net investment income	(0.15)	—	$(0.30)	—	—	—
Net realized gain	(0.01)	(0.01)	(0.01)	(3.08)	(3.08)	(3.08)
Total distributions	(0.16)	(0.01)	(0.31)	(3.08)	(3.08)	(3.08)
Total increase (decrease) in net asset value	3.72	2.68	4.32	(3.73)	(3.75)	(3.67)
Net asset value, ending	$33.40	$24.55	$38.70	$29.68	$21.87	$34.38
Total return (b)	13.11%	12.29%	13.53%	(2.08%)	(2.87%)	(1.64%)
Ratios to average net assets: (c)
Total expenses	1.34%	2.18%	0.88%	1.37%	2.16%	0.86%
Net expenses	1.21%	1.96%	0.86%	1.31%	2.09%	0.84%
Net investment income (loss)	0.64%	(0.12%)	1.14%	0.07%(d)	(0.72%)(d)	0.55%(d)
Portfolio turnover	162%	162%	162%	199%	199%	199%
Net assets, ending (in thousands)	$159,951	$18,146	$68,748	$192,402	$22,885	$166,759

(See footnotes on last page.)

Calvert Equity Funds	77	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Mid-Cap Fund
	Years Ended September 30,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$36.99	$29.76	$41.19	$36.83	$30.35	$40.50	$31.45	$26.44	$34.18
Income from investment operations:
Net investment income (loss) (a)	(0.16)	(0.34)	0.06	(0.14)	(0.34)	0.10	(0.18)	(0.36)	0.03
Net realized and unrealized gain (loss)	1.91	1.53	2.13	2.94	2.39	3.23	7.49	6.20	8.22
Total from investment operations	1.75	1.19	2.19	2.80	2.05	3.33	7.31	5.84	8.25
Distributions from:
Net realized gain	(5.33)	(5.33)	(5.33)	(2.64)	(2.64)	(2.64)	(1.93)	(1.93)	(1.93)
Total distributions	(5.33)	(5.33)	(5.33)	(2.64)	(2.64)	(2.64)	(1.93)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(3.58)	(4.14)	(3.14)	0.16	(0.59)	0.69	5.38	3.91	6.32
Net asset value, ending	$33.41	$25.62	$38.05	$36.99	$29.76	$41.19	$36.83	$30.35	$40.50
Total return (b)	4.90%	4.09%	5.53%	7.90%	7.06%	8.53%	24.74%	23.81%	25.55%
Ratios to average net assets: (c)
Total expenses	1.41%	2.21%	0.83%	1.43%	2.19%	0.82%	1.48%	2.25%	0.85%
Net expenses	1.41%	2.21%	0.83%	1.43%	2.19%	0.82%	1.48%	2.25%	0.85%
Net investment income (loss)	(0.43%)	(1.23%)	0.14%	(0.36%)	(1.12%)	0.24%	(0.53%)	(1.30%)	0.08%
Portfolio turnover	74%	74%	74%	81%	81%	81%	73%	73%	73%
Net assets, ending (in thousands)	$223,328	$29,837	$236,228	$215,683	$27,588	$156,677	$207,257	$25,311	$130,705

(See footnotes on last page.)

Calvert Equity Funds	78	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Small-Cap Fund
	Years Ended September 30,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$21.76	$19.30	$23.18	$22.04	$19.88	$23.34
Income from investment operations:
Net investment income (loss) (a)	(0.05)	(0.21)	0.06	0.03(d)	(0.12)(d)	0.13(d)
Net realized and unrealized gain (loss)	4.32	3.82	4.62	1.53	1.37	1.63
Total from investment operations	4.27	3.61	4.68	1.56	1.25	1.76
Distributions from:
Net investment income	—	—	(0.02)	(0.01)	—	(0.09)
Net realized gain	(0.33)	(0.33)	(0.33)	(1.83)	(1.83)	(1.83)
Total distributions	(0.33)	(0.33)	(0.35)	(1.84)	(1.83)	(1.92)
Total increase (decrease) in net asset value	3.94	3.28	4.33	(0.28)	(0.58)	(0.16)
Net asset value, ending	$25.70	$22.58	$27.51	$21.76	$19.30	$23.18
Total return (b)	19.74%	18.82%	20.29%	7.66%	6.89%	8.15%
Ratios to average net assets: (c)
Total expenses	1.36%	2.22%	0.92%	1.42%	2.31%	0.94%
Net expenses	1.36%	2.12%	0.90%	1.37%	2.12%	0.92%
Net investment income (loss)	(0.22%)	(0.99%)	0.23%	0.12%(d)	(0.63%)(d)	0.58%(d)
Portfolio turnover	137%	137%	137%	150%	150%	150%
Net assets, ending (in thousands)	$137,860	$16,691	$93,724	$170,294	$16,842	$96,664

(See footnotes on next page.)

Calvert Equity Funds	79	Prospectus dated February 1, 2018

Financial Highlights (continued)

	Calvert Small-Cap Fund
	Years Ended September 30,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value, beginning	$22.98	$21.12	$24.14	$24.58	$22.98	$25.56	$19.36	$18.08	$20.06
Income from investment operations:
Net investment income (loss) (a)	0.04	(0.12)	0.16	(0.07)	(0.23)	0.08	(0.01)	(0.17)	0.16
Net realized and unrealized gain (loss)	1.80	1.66	1.90	1.19	1.09	1.22	6.02	5.65	6.24
Total from investment operations	1.84	1.54	2.06	1.12	0.86	1.30	6.01	5.48	6.40
Distributions from:
Net investment income	—(g)	—	(0.08)	—	—	—	(0.25)	(0.04)	(0.36)
Net realized gain	(2.78)	(2.78)	(2.78)	(2.72)	(2.72)	(2.72)	(0.54)	(0.54)	(0.54)
Total distributions	(2.78)	(2.78)	(2.86)	(2.72)	(2.72)	(2.72)	(0.79)	(0.58)	(0.90)
Total increase (decrease) in net asset value	(0.94)	(1.24)	(0.80)	(1.60)	(1.86)	(1.42)	5.22	4.90	5.50
Net asset value, ending	$22.04	$19.88	$23.34	$22.98	$21.12	$24.14	$24.58	$22.98	$25.56
Total return (b)	8.18%	7.38%	8.72%	4.69%	3.81%	5.27%	32.42%	31.35%	33.43%
Ratios to average net assets: (c)
Total expenses	1.52%	2.36%	0.91%	1.61%	2.38%	0.95%	1.67%	2.49%	0.98%
Net expenses	1.37%	2.12%	0.91%	1.53%	2.31%	0.92%	1.67%	2.49%	0.92%
Net investment income (loss)	0.19%	(0.56%)	0.64%	(0.28%)	(1.06%)	0.33%	(0.05%)	(0.86%)	0.71%
Portfolio turnover	59%	59%	59%	103%	103%	103%	82%	82%	82%
Net assets, ending (in thousands)	$154,728	$15,887	$61,669	$134,128	$14,156	$54,563	$129,407	$13,726	$46,198
(a)	Computed using average shares outstanding.
(b)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. For Calvert Balanced Fund, this amounted to $0.007 per share and 0.02% of average net assets for Class A, Class C and Class I. For Calvert Mid-Cap Fund, this amounted to $0.001 per share and 0.00% of average net assets for Class A, Class C and Class I. For Calvert Emerging Markets Equity Fund, this amounted to $0.003 per share and 0.03% of average net assets for Class A, Class C and Class I. For Calvert Equity Fund, this amounted to less than $0.005 per share and less than 0.005% of average net assets for Class A, Class C and Class I. For Calvert International Equity Fund, this amounted to $0.013, $0.011 and $0.014 per share and 0.08%, 0.08% and 0.09% of average net assets for Class A, Class C and Class I, respectively. For Calvert International Opportunities Fund, this amounted to $0.006, $0.006 and $0.008 per share and 0.04%, 0.04% and 0.06% of average net assets for Class A, Class C and Class I, respectively. For Calvert Small-Cap Fund, this amounted to $0.001 per share and 0.01% of average net assets for Class A, Class C and Class I.
(e)	Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%, 8.02% and 9.28% for Class A, Class C and Class I, respectively.
(f)	From October 29, 2012 inception.
(g)	Amount is less than $0.005.
(h)	Annualized.

Calvert Equity Funds	80	Prospectus dated February 1, 2018

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations and other issuers of securities deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert Research and Management seeks to invest in issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers. The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of operations and practices on the environment
•	Manage water scarcity and ensure efficient and equitable access to clean sources
•	Mitigate impact on all types of natural capital
•	Diminish climate-related risks and reduce carbon emissions
•	Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data
•	Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights
•	Promote diversity and gender equity across workplaces, marketplaces and communities
•	Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards
•	Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•	Provide responsible stewardship of capital in the best interests of shareholders and debtholders
•	Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity
•	Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy
•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners
•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Calvert’s commitment to these Principles signifies continuing focus on investing in issuers with superior responsibility and sustainability characteristics. The application of the Calvert Principles generally precludes investments in issuers that:

•	Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.
•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
•	Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
•	Demonstrate poor governance or engage in harmful or unethical practices.
•	Manufacture tobacco products.
Calvert Equity Funds	81	Prospectus dated February 1, 2018

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.
•	Manufacture or have significant and direct involvement in the sale of firearms and/or ammunition.
•	Manufacture, design or sell weapons, or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
•	Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

An investment in a particular company or other issuer does not constitute Calvert’s endorsement or validation of the issuer, and the absence of a particular investment from a managed portfolio does not necessarily indicate that the issuer operates in a manner that is inconsistent with the Calvert Principles.

Calvert Equity Funds	82	Prospectus dated February 1, 2018

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares

The front-end sales charges applicable to purchases of Class A shares will be waived for:

•	Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares

The CDSC payable on redemptions of Class A and Class C will be waived in connection with:

•	Shares sold on the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in “Shareholder Account Features”
•	Shares sold to return excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	The sale of Fund shares acquired pursuant to the Rights of Reinstatement as described above
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)
•	An exchange for shares of another class of the same fund through a fee-based individual retirement account on the Merrill Lynch platform. In such circumstances, Merrill Lynch will remit the portion of the CDSC to be paid to the principal underwriter equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period

Calvert Equity Funds	83	Prospectus dated February 1, 2018

Front-end load Discounts Available: Discounts, Rights of Accumulation & Letters of Intent

Front-end sales charges may be subject to discounts, rights of accumulation and letters of intent as follows:

•	The front-end sales charge applicable to Class A shares may be subject to breakpoint discounts for purchases in excess of $50,000 for Class A as described under “Sales Charges”
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Equity Funds	84	Prospectus dated February 1, 2018

More Information

About the Fund: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional Information and the shareholder reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-368-2745
website: www.calvert.com

You will find and may copy information about the Fund (including the Statement of Additional Information and shareholder reports): at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries: You can obtain more information from Calvert Shareholder Services or the Fund transfer agent, DST Asset Manager Solutions, Inc. If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Calvert Funds P.O. Box 219544 Kansas City, MO 64121-9544	Overnight Mailing Address: Calvert Funds 330 West 9th Street Kansas City, MO 64105-1514	Phone Number: 1-800-368-2745 Monday – Thursday 9:00 a.m. – 5:30 p.m. ET Friday 9:00 a.m. – 5:00 p.m. ET

The Fund’s Investment Company Act No. of Calvert Balanced Fund and Calvert Equity Fund is 811-03334, of Calvert Emerging Markets Equity Fund, Calvert International Equity Fund, Calvert International Opportunities Fund and Calvert Mid-Cap Fund is 811-06563, and of Calvert Small-Cap Fund is 811-10045.
24127 2.1.18	© 2018 Calvert Research and Management

Printed on recycled paper.

STATEMENT OF
ADDITIONAL INFORMATION
February 1, 2018

Calvert Emerging Markets Equity Fund

Class A Shares - CVMAX Class C Shares - CVMCX Class I Shares – CVMIX Class R6 Shares – CVMRX

Calvert International Equity Fund

Class A Shares - CWVGX Class C Shares - CWVCX Class I Shares - CWVIX

Calvert International Opportunities Fund

Class A Shares - CIOAX Class C Shares - COICX Class I Shares - COIIX

Calvert Mid-Cap Fund

(formerly Calvert Capital Accumulation Fund)

Class A Shares - CCAFX Class C Shares - CCACX Class I Shares - CCPIX

1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
1-800-368-2745

This Statement of Additional Information (“SAI”) provides general information about the Funds. The Funds are diversified, open-end management investment companies. Each Fund is a series of Calvert World Values Fund, Inc. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Portfolio Holdings Disclosure	23
Investment Restrictions	5	Personal Securities Transactions	24
Calculation of Net Asset Value	7	Proxy Voting Disclosure	25
Purchasing and Redeeming Shares	8	Process for Delivering Shareholder Communications to the Board of Directors	25
Sales Charges	10	Independent Registered Public Accounting Firm, Custodian and Securities Lending Agent	25
Directors and Officers	11	Taxes	27
Investment Adviser and Sub-Advisers	15	Portfolio Security Transactions	34
Portfolio Manager Disclosure	17	General Information	36
Administrative Services	21	Control Persons and Principal Holders of Securities	37
Method of Distribution	21	Financial Statements	40
Transfer and Shareholder Servicing Agents	23	Additional Information About Investment Strategies	41

Appendix A: Global Proxy Voting Guideline for Calvert Family of Funds	74	Appendix B: Corporate Bond and Commercial Paper Ratings	93

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated February 1, 2018, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-368-2745.

© 2018 Calvert Research and Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1933 Act” means the Securities Act of 1933, as amended;

“1940 Act” means the Investment Company Act of 1940, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“Calvert family of funds” means all registered investment companies advised or administered by Calvert Research and Management (“CRM” or “Calvert”);

“Calvert funds” means the mutual funds advised by Calvert;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodity Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“Corporation” means Calvert World Values Fund, Inc., of which each Fund is a series;

“Exchange” means the New York Stock Exchange;

“FINRA” means the Financial Industry Regulatory Authority;

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus;

“IRS” means the Internal Revenue Service; and

“SEC” means the U.S. Securities and Exchange Commission.

 STRATEGIES AND RISKS

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment strategy, the Fund generally expects to invest less than 5% of its total assets in such investment type. If a particular investment type or practice that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment type or practice. Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies.”

Permitted for or Relevant to:
Investment Type	Calvert Emerging Markets Equity Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Mid-Cap Fund
Asset-Backed Securities (“ABS”)	√	√	√	√
Auction Rate Securities
Build America Bonds
Call and Put Features on Securities	√	√	√	√
Collateralized Mortgage Obligations (“CMOs”)	√	√	√	√
Commercial Mortgage-Backed Securities (“CMBS”)	√	√	√	√
Commodity-Related Investments
Common Stocks	√	√	√	√
Contingent Convertible Securities
Calvert World Values Fund, Inc.	2	SAI dated February 1, 2018

Permitted for or Relevant to:
Investment Type	Calvert Emerging Markets Equity Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Mid-Cap Fund
Convertible Securities	√	√	√	√
Credit Linked Securities
Derivative Instruments and Related Risks	√	√	√	√
Derivative-Linked and Commodity-Linked Hybrid Instruments
Direct Investments	√	√	√	√
Emerging Market Investments	√	√	√	√
Equity Investments	√	√	√	√
Equity-Linked Securities
Event-Linked Securities
Exchange-Traded Funds (“ETFs”)	√	√	√	√
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities	√	√	√	√
Foreign Currency Transactions	√	√	√	√
Foreign Investments	√	√	√	√
Forward Foreign Currency Exchange Contracts	√	√	√	√
Forward Rate Agreements
Futures Contracts	√	√	√	√
Hybrid Securities	√	√	√	√
Illiquid Securities	√	√	√	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds
Junior Loans
Liquidity or Protective Put Agreements
Loan Facility
Loans
Lower Rated Investments
Master Limited Partnerships (“MLPs”)	√	√	√	√
Money Market Instruments	√	√	√	√
Mortgage-Backed Securities (“MBS”)	√	√	√	√
Mortgage Dollar Rolls
Municipal Lease Obligations (“MLOs”)
Municipal Obligations
Option Contracts	√	√	√	√
Participation Notes	√	√	√
Calvert World Values Fund, Inc.	3	SAI dated February 1, 2018

Permitted for or Relevant to:
Investment Type	Calvert Emerging Markets Equity Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Mid-Cap Fund
Pooled Investment Vehicles	√	√	√	√
Preferred Stock	√	√	√	√
Real Estate Investments	√	√	√	√
Repurchase Agreements	√	√	√	√
Residual Interest Bonds
Restricted Securities	√	√	√	√
Reverse Repurchase Agreements	√[1]	√[1]	√[1]	√[1]
Rights and Warrants	√	√	√	√
Senior Loans
Short Sales	√
Special Equities Investments	√	√	√	√
Stripped Securities
Structured Notes
Swap Agreements	√	√	√	√
Swaptions
Trust Certificates
Trust Preferred Securities
U.S. Government Securities	√	√	√	√
Unlisted Securities	√	√	√	√
Variable Rate Instruments
Venture Capital Limited Partnerships	√	√	√	√
When-Issued Securities, Delayed Delivery and Forward Commitments	√	√	√	√
Zero Coupon Bonds, Deep Discount Bonds and Payment In-Kind (“PIK”) Securities

Calvert World Values Fund, Inc.	4	SAI dated February 1, 2018

Permitted for or Relevant to:
Other Disclosures Regarding Investment Practices	Calvert Emerging Markets Equity Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Mid-Cap Fund
Asset Coverage	√	√	√	√
Average Effective Maturity
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√	√	√	√
Credit Spread Trades
Cyber Security Risk	√	√	√	√
Diversified Status	√	√	√	√
Duration
Index Tracking
Operational Risk	√	√	√	√
Portfolio Turnover	√	√	√	√
Securities Lending	√	√	√	√
Short-Term Trading
Significant Exposure to Smaller Companies	√	√	√	√
Significant Exposure to Global Energy Solutions Companies
Significant Exposure to Water Companies
[1]	The Fund may invest up to 10% of its net assets in reverse repurchase agreements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined under the 1940 Act.

Calvert International Equity Fund and Calvert International Opportunities Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

1.	No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured thereby).
2.	No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).
3.	No Fund may underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.
4.	No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.
5.	No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

Each Fund may invest up to 10% of its net assets in reverse repurchase agreements.

Calvert World Values Fund, Inc.	5	SAI dated February 1, 2018

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Under current law a Fund may underwrite securities only in compliance with the conditions of sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Calvert Mid-Cap Fund and Calvert International Equity Fund:

1.	The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. Calvert International Equity Fund will not make any purchases of securities if borrowing exceeds 15% of total assets of the Fund. Calvert Mid-Cap Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.
2.	The Funds may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. Calvert International Equity Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.
3.	The Funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.
4.	The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.
5.	The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.
6.	Calvert International Equity Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of the Fund’s total assets, and enter into closing sale transactions with respect to such options.
7.	Calvert International Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities of foreign companies.
8.	Calvert International Equity Fund may not invest in securities of U.S. issuers if more than 20% of the value of the Fund’s net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.
9.	Calvert International Equity Fund may, under normal circumstances, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Adviser and the Sub-Advisers poses no unique investment risk. The Adviser and the Sub-Advisers consider an investment in a given foreign country to have “no unique investment risk” if the Fund’s investment in that country is not disproportionate to the relative size of the country’s market versus the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth.
10.	Calvert International Equity Fund may invest up to 30% of its net assets in developing countries.
11.	Calvert International Equity Fund, under normal circumstances, will invest at least 1% of its net assets in investments in Africa.
12.	Calvert Mid-Cap Fund may not purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Fund’s net assets.
13.	With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Funds may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.
Calvert World Values Fund, Inc.	6	SAI dated February 1, 2018

Calvert International Opportunities Fund:

1.	The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.
2.	The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.
3.	The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.
4.	The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.
5.	The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.
6.	The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of the Fund’s total assets, and enter into closing sale transactions with respect to such options.
7.	The Fund may not invest in securities of U.S. issuers if more than 20% of the value of the Fund’s net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.
8.	The Fund may invest up to 20% of its assets in developing countries.
9.	With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.
10.	The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

Calvert Emerging Markets Equity Fund:

1.	The Fund will, under normal circumstances, invest at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries.
2.	The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.
3.	The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.
4.	The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.
5.	The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.
6.	The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.
7.	With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.
8.	The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

To the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(G) or 12(d)(1)(F) under the 1940 Act.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, unless otherwise noted, any later increase or decrease

Calvert World Values Fund, Inc.	7	SAI dated February 1, 2018

resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Fund is determined by State Street Bank & Trust Company, N.A. (“State Street”) (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets. The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value per share is readily accessible on the Calvert funds website (www.calvert.com).

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value. Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•	Equity securities (including common stock, exchange-traded funds, closed end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.
•	Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities. The pricing service may use a pricing matrix to determine valuation.
•	Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.
•	Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.
•	Senior and Junior Loans are valued on the basis of prices furnished by a pricing service. The pricing service uses transactions and market quotations from brokers in determining values.
•	Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.
•	Exchange-traded options are valued at the mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).
•	Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
•	Precious metals are valued are valued at the New York Composite mean quotation.
•	Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.
•	Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board. Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser, or sub-adviser, if applicable.

Calvert World Values Fund, Inc.	8	SAI dated February 1, 2018

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter. Fund shares are sold at the public offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares. The sales charge table for Class A shares in the Prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

In connection with employer sponsored retirement plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant. However, such account will be subject to the right of redemption by each Fund as described below.

Class I Share Purchases.  Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates; certain persons affiliated with Calvert and its affiliates; current and retired members of Calvert Fund Boards; employees of Calvert and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Waiver of Investment Minimums.  For classes other than Class R6 (if applicable), in addition to waivers described in the Prospectus, minimum investment amounts are waived for current and retired members of Calvert Fund Boards, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Calvert, its affiliates and other investment advisers and sub-advisers to the Calvert family of funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent and in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof).

Suspension of Sales. The Trust or Corporation, as applicable may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions and the volume of sales and redemptions of shares. The Class A and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust or Corporation, as applicable reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

As disclosed in the Prospectus, the Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, the Fund expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Any redemption in-kind would be made in accordance with policies adopted by the Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser or sub-adviser, if applicable.

Calvert World Values Fund, Inc.	9	SAI dated February 1, 2018

The Fund participates in a joint credit facility arrangement with other Calvert funds and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions. See “Additional Risk Disclosure - Borrowing for Temporary Purposes” herein.

As noted above, the Fund may pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of securities. All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested by a redeeming shareholder, provide the redeeming shareholders with an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser or sub-adviser, if applicable. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

The Funds do not issue share certificates. Shares are electronically recorded. If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the ex-dividend date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information.  A Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to financial intermediaries which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain financial intermediaries whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to financial intermediaries. The principal underwriter may allow, upon notice to all financial intermediaries with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such financial intermediaries may be deemed to be underwriters as that term is defined in the 1933 Act.

Purchases at Net Asset Value. Class A shares may be sold at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; current and retired members of Calvert Fund Boards; to clients (including custodial, agency, advisory and trust accounts) and current and former Directors, officers and employees of Calvert Research and Management (“CRM”), its affiliates and other investment advisers and sub-advisers of Calvert sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to HSAs (Health Savings Accounts) and to employer sponsored retirement plans and trusts used to fund those plans, (3) to officers and employees of the Fund’s custodian and transfer agent, and (4) direct purchases of shares by accounts where no financial intermediary is specified. Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries. Class A shares are also offered at NAV to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only. A financial intermediary

Calvert World Values Fund, Inc.	10	SAI dated February 1, 2018

may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.

CDSC Waiver. CDSCs will be waived in connection with redemptions from employer sponsored retirement plans or individual retirement accounts to satisfy required minimum distributions by applying the rate required to be withdrawn under the applicable rules and regulations of the IRS to the balance of shares in your account. CDSCs will also be waived in connection with returning excess contributions made to individual retirement accounts.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Calvert fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the statement and purchased during the 13-month period will be included toward the completion of the statement. If you make a statement of intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A statement of intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the statement.

If the amount actually purchased during the 13-month period is less than that indicated in the statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the statement of intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. Shareholders will not receive a lower sales charge if total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the statement. If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of shares owned by the shareholder. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus. For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

DIRECTORS AND OFFICERS

The Board of Directors supervises each Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Directors and officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below.  Independent Directors refers to those Directors who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of Calvert Funds Overseen	Other Directorships During the Past Five Years
Independent Directors
RICHARD L. BAIRD, JR. 1948	Director	2005	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	39	None
ALICE GRESHAM BULLOCK 1950	Chair and Director	2016	Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).	39	None
Calvert World Values Fund, Inc.	11	SAI dated February 1, 2018

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of Calvert Funds Overseen	Other Directorships During the Past Five Years
CARI M. DOMINGUEZ 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	39	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
JOHN G. GUFFEY, JR. 1948	Director	1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).	39	Calvert Impact Capital, Inc. Calvert Ventures, LLC
MILES D. HARPER, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (November 1999 – September 2014).	39	Bridgeway Funds (14) (asset management)
JOY V. JONES 1950	Director	2005	Attorney.	39	Conduit Street Restaurants SUD 2 Limited Palm Management Restaurant Corporation
ANTHONY A. WILLIAMS 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).	39

Freddie Mac

Evoq Properties / Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Policy Centers Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

Calvert World Values Fund, Inc.	12	SAI dated February 1, 2018

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Interested Directors
JOHN H. STREUR* 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer Elect of Calvert Investments Distributors, Inc. (August 2015 – December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	39

Portfolio 21 Investments, Inc. (asset management) (through October 2014)

Managers Investment Group LLC (asset management) (through January 2012)

The Managers Funds (asset management) (through January 2012)

Managers AMG Funds (asset management) (through January 2012)

Calvert Impact Capital, Inc.

Principal Officers who are not Directors

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
HOPE BROWN 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).
MAUREEN A. GEMMA 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.
JAMES F. KIRCHNER 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of EVM and certain of its affiliates and officer of 177 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.

The address of the Directors and Ms. Brown is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The address of Ms. Gemma and Mr. Kirchner is Two International Place, Boston, Massachusetts 02110. As of December 31, 2017, the Directors and officers as a group owned less than 1% of the outstanding shares of each Fund.

Calvert World Values Fund, Inc.	13	SAI dated February 1, 2018

Directors’ Ownership of Fund Shares

The Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2017:

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Richard L. Baird, Jr.(2)	Alice Gresham Bullock(2)	Cari M. Dominguez(2)	John G. Guffey, Jr.(2)	Miles D. Harper, III(2)	Joy V. Jones(2)	John H. Streur(1)	Anthony A. Williams(2)
Calvert Emerging Markets Equity Fund	None	None	$50,001 - $100,000	$50,001 - $100,000	None	None	None	None
Calvert International Equity Fund	$10,001 - $50,000(3)	None	None	$50,001 - $100,000	None	$10,001 - $50,000(3)	None	None
Calvert International Opportunities Fund	$10,001 - $50,000(3)	None	None	Over $100,000(3)	$1 - $10,000(3)	$1 - $10,000(3)	None	None
Calvert Mid-Cap Fund	None	None	None	$50,001 - $100,000	None	Over $100,000(3)	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Calvert Family of Funds	Over $100,000(3)	$10,001 - $50,000(3)	Over $100,000	Over $100,000	Over $100,000(3)	Over $100,000(3)	Over $100,000	$1 - $10,000(3)
(1)	Interested Director.
(2)	Independent Director.
(3)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Director Compensation Table

The fees and expenses of the Directors of the Corporation are paid by the Fund (and other series of the Corporation). (A Board member who is a member of the Calvert organization receives no compensation from the Corporation.) In the table below, compensation paid by the Corporation is for the fiscal year ended September 30, 2017, while compensation paid by the Corporation and Fund Complex is for the year ended December 31, 2017.

Source of Compensation	Richard L. Baird, Jr.	Alice Gresham Bullock	Cari M. Dominguez	John G. Guffey, Jr.	Miles D. Harper, III	Joy V. Jones	Anthony A. Williams
Corporation(2)	$6,791	$7,560(3)	$6,361	$6,705	$6,908	$6,860(4)	$6,510(5)
Corporation and Fund Complex(1)	$88,000	$98,000(6)	$83,000	$87,000	$89,500	$89,000(7)	$84,500(8)
(1)	As of February 1, 2018, the Calvert fund complex consists of 39 registered investment companies.
(2)	The Corporation consisted of 4 Funds as of September 30, 2017.
(3)	Includes $756 of deferred compensation.
(4)	Includes $4,459 of deferred compensation.
(5)	Includes $651 of deferred compensation.
(6)	Includes $9,800 of deferred compensation.
(7)	Includes $57,850 of deferred compensation.
(8)	Includes $8,450 of deferred compensation.
Calvert World Values Fund, Inc.	14	SAI dated February 1, 2018

Board Structure

The Board has appointed a noninterested Director to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Ms. Gresham Bullock serves as Chair of the Board as an “independent” Board member. During the fiscal year ended September 30, 2017, the current Board convened six times.

The Funds’ Audit Committee approves and recommends to the Board the approval of independent public accountants to conduct the annual audit of each applicable Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services.  In addition, the Audit Committee meets with each Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are members of the Board’s Audit Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mmes. Gresham Bullock, Dominguez, and Jones. Mr. Harper has been designated as the Audit Committee Financial Expert. During the fiscal year ended September 30, 2017, the current Audit Committee convened five times.

The Governance Committee of each of the Funds addresses matters of fund governance, including policies on Director compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Directors of the Boards, as applicable. When identifying and evaluating prospective nominees for vacancies on the Board, the Committee reviews all recommendations in the same manner, including those received from shareholders. The Committee determines if the prospective nominee meets the specific qualifications set forth in the Committee’s charter, and any other qualifications deemed to be important by the Committee. During the fiscal year ended September 30, 2017, the current Governance Committee convened three times.

The Board believes that diversity is an important attribute of a well-functioning board. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise. In the process of searching for qualified persons to serve on the Board, the Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Committee may: (i) develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search. The Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties. The following individuals serve as members of the Board’s Governance Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mmes. Gresham Bullock, Dominguez, and Jones.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Adviser, the Sub-Advisers and other service providers to the Funds have implemented various processes, procedures and controls intended to identify and address risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board of Directors exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Directors requires management of the Adviser and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. Each Board and each Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly

Calvert World Values Fund, Inc.	15	SAI dated February 1, 2018

report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives regular reports from the Adviser on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities.  The Board also receives reports from the Funds’ primary service providers, including the Sub-Advisers, regarding their operations as they relate to the Funds.

Advisory Council. The Board of Trustees has established an Advisory Council to aid the Board and CRM, as the Funds’ investment adviser, in advancing the cause of responsible investing through original scholarship and thought leadership. The members of the Advisor Council include four former trustees or directors of the Calvert funds and CRM’s Chief Executive Officer, John Streur. See “Trustees and Officers” above for information about Mr. Streur. Business information about the Advisory Council members is provided in the table below:

Name and Year of Birth	Length of Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past Five Years
WAYNE SILBY, Esq. 1949	Since 2017	Chairman, Director and principal of Syntao.com (Beijing-based company promoting corporate social responsibility).	Ameritas Mutual Holding Company (insurance); Calvert Impact Capital, Inc,; and Impact Assets, Inc.
SYDNEY A. MORRIS 1950	Since 2017	Unitarian Universalist minister.	None
TERRENCE J. MOLLNER, Ed.D. 1945	Since 2017	Founder, Chairperson and President of Trusteeship Institute, Inc., (educational organization). Chairperson, Stakeholders Capital, Inc., (asset management firm and financial services provider).	Ben & Jerry’s Homemade, Inc. (food products) and Calvert Impact Capital, Inc.
REBECCA L. ADAMSON 1950	Since 2017	President First People’s Worldwide (international non-profit).	Bay & Paul Foundation

Each of Messrs. Mollner and Silby, Ms. Adamson and Rev. Morris receive annual compensation of $75,000 in their capacities as members of the Advisory Council. Calvert Investment Management, Inc. (“CIM”), the former investment adviser to the Funds, and Ameritas Holding Company, CIM’s parent company, have agreed to reimburse the Funds for this annual compensation, and to bear certain additional expenses of the Advisory Council not to exceed an aggregate amount of $300,000, in each case through the end of 2019. Any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board shall be borne by the Funds.

INVESTMENT ADVISER AND SUB-ADVISERS

The Funds’ Investment Adviser is Calvert Research and Management (“CRM” or the “Adviser”), an indirect subsidiary of Eaton Vance Management (“Eaton Vance”) which is a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.

Under the Investment Advisory Agreement with respect to the Funds, the Adviser provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board. The Adviser provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Directors who are employees of the Adviser or its affiliates. Each Fund pays all expenses other than those expressly assumed by CRM, including, among other things, fees paid to the investment adviser pursuant to the Investment Advisory Agreement; legal and audit expenses; fees and expenses related to the registration and qualification of each Fund and distribution of its shares under federal and state securities laws; compensation of the administrator; fees, expenses, and disbursements of transfer agents, registrars, custodians, dividend disbursing agents, and shareholder servicing agents for all services to the Funds; compensation and expenses of the Directors who are not members of CRM’s organization; brokerage commissions and other expenses associated with the purchase, holding, and sale of portfolio securities; taxes and interest; all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; expenses of preparing, typesetting, printing, and distributing prospectuses of the Company; insurance expenses; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Corporation to indemnify its Directors and officers with respect thereto.

Calvert World Values Fund, Inc.	16	SAI dated February 1, 2018

Under the Investment Advisory Agreement, for services provided to Calvert Mid-Cap Fund, the Adviser receives an annual fee, payable monthly, of 0.65% of the Fund’s average daily net assets. For services provided to Calvert International Equity Fund, the Adviser receives an annual fee, payable monthly, of 0.75% of the Fund’s average daily net assets up to and including $250 million, 0.725% on assets over $250 million up to and including $500 million, and 0.675% on assets over $500 million. For services provided to Calvert International Opportunities Fund, the Adviser receives an annual fee, payable monthly, of 0.75% of the Fund’s average daily net assets. For services provided to Calvert Emerging Markets Equity Fund, effective December 31, 2016, the Adviser receives an annual fee, payable monthly, of 0.88% of the Fund’s average daily net assets.

The Adviser reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Adviser may, but is not required to, waive current payment of its fees or reimburse expenses of the Fund, except as noted in the Fund’s Prospectus. Investment advisory fees are allocated among classes as a Fund-level expense based on net assets.

Prior to December 31, 2016, Calvert Investment Management, Inc. (“CIM”) served as investment adviser to the Funds and received an annual fee, payable monthly, at the same rates as noted above, except for services provided to Emerging Markets Equity Fund, CIM received an annual fee, payable monthly, of 0.95% of the Fund’s average daily net assets. The advisory fees paid to CIM or CRM, as applicable, by the Funds for the past three fiscal years were as follows:

Fund	2015	2016	2017
Calvert Emerging Markets Equity Fund	$650,618	$852,053	$1,536,447(1)
Calvert International Equity Fund	$2,822,908	$2,536,233	$1,932,392(2)
Calvert International Opportunities Fund	$1,105,090(3)	$1,467,005	$1,536,752(3)
Calvert Mid-Cap Fund	$3,019,915	$3,026,226	$2,033,513(4)
(1)	For the fiscal year ended September 30, 2017, CRM was paid advisory fees of $1,254,230 and CIM was paid advisory fees of $282,217.
(2)	For the fiscal year ended September 30, 2017, CRM was paid advisory fees of $1,349,183 and CIM was paid advisory fees of $583,209.
(3)	For the fiscal year ended September 30, 2017, CRM was paid advisory fees of $1,129,335 and CIM was paid advisory fees of $407,417. During the 2015 fiscal year, CIM voluntarily waived fees of $34,305.
(4)	For the fiscal year ended September 30, 2017, CRM was paid advisory fees of $1,405,522 and CIM was paid advisory fees of $627,991.

The following chart shows the operating expenses of the Funds allocated to CRM and EVMI, if applicable, and CIM, pursuant to expense reimbursement agreements, for the fiscal year ended September 30, 2017:

Fund	CRM	CIM
Calvert Emerging Markets Equity Fund	$612,681	$135,039
Calvert International Equity Fund	$374,772	$102,455
Calvert International Opportunities Fund	$13,673	$2,353
Calvert Mid-Cap Fund	$202,140	$72,716

The Funds have retained independent consultants to provide investment research-related services with respect to the Special Equities program. The aggregate compensation paid to the consultants by each Fund for the fiscal year ended September 30, 2017 was as follows (Calvert International Equity Fund is the only Fund currently participating in this program):

Calvert Emerging Markets Equity Fund	N/A
Calvert International Equity Fund	$14,949
Calvert International Opportunities Fund	N/A
Calvert Mid-Cap Fund	N/A

Calvert World Values Fund, Inc.	17	SAI dated February 1, 2018

Sub-Advisers

Eaton Vance Advisers International Ltd. (“EVAIL”) is a registered investment adviser. EVAIL provides investment advice to institutional clients and pooled investment vehicles. EVAIL is an indirect wholly-owned subsidiary of Eaton Vance Corp. and was originally organized in 2017. From December 31, 2016 to October 31, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Fund.

The following table sets forth the sub-advisory fees for Calvert International Equity Fund and Calvert International Opportunities Fund paid by CRM to EVMI or EVAIL for the period December 31, 2016 to September 30, 2017:

Sub-Advisory Fees for Fiscal Period Ended
Fund	9/30/17(1)
Calvert International Equity Fund	$444,322
Calvert International Opportunities Fund	$505,985
(1)	For the period December 31, 2016 to September 30, 2017, EVMI was allocated $126,346 and $6,142 of Calvert International Equity Fund’s and Calvert International Opportunities Fund’s, respectively, operating expenses.

Hermes Investment Management Limited (“Hermes”) is a wholly owned subsidiary of Hermes Fund Managers Limited, which is 100% owned by BriTel Fund Trustees Limited.

The following table sets forth the sub-advisory fees of Calvert Emerging Markets Equity Fund paid by CRM to Hermes for the period December 31, 2016 to September 30, 2017:

Sub-Advisory Fee for Fiscal Period Ended
Fund	9/30/17
Calvert Emerging Markets Equity Fund	$634,670

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser and administrator or the principal underwriter). In the case of expenses incurred by a Corporation, each Fund is responsible for its pro rata share of those expenses. Pursuant to the Multiple Class Plan for Calvert Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees and fees payable in connection with the Administrative Services Agreement are allocated exclusively to the class that incurs them, and sub-accounting, recordkeeping and other similar fees are not allocated to (or incurred by) Class R6 shares (where applicable).

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the Prospectus of the Fund, is provided below.

A. Other Accounts Managed by Portfolio Managers of the Fund

The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager and assets are shown in millions of dollars.

CALVERT EMERGING MARKETS EQUITY FUND

Gary Greenberg, CFA

Accounts Managed as of September 30, 2017	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	1	1	3
Total Assets of All Accounts	$306.8	$2,635.9	$1,972.7
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Calvert World Values Fund, Inc.	18	SAI dated February 1, 2018

Elena Tedesco, CFA

Accounts Managed as of September 30, 2017	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	1	1	3
Total Assets of All Accounts	$306.8	$2,635.9	$1,972.7
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

CALVERT INTERNATIONAL EQUITY FUND

Christopher Dyer*

Accounts Managed as of September 30, 2017	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	10	0	3
Total Assets of All Accounts	$6,820.7	$0	$6.0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Ian Kirwan*

Accounts Managed as of September 30, 2017	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	1	0	0
Total Assets of All Accounts	$236.7	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

CALVERT INTERNATIONAL OPPORTUNITIES FUND

Aidan M. Farrell*

Accounts Managed as of September 30, 2017	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	4	0	1
Total Assets of All Accounts	$279.3	$0	$1.4
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

CALVERT MID-CAP FUND

Charles B. Gaffney*

Accounts Managed as of September 30, 2017	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	3
Total Assets of All Accounts	$2,973.6	$0	$3.3
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

* Mr. Gaffney began serving as a Portfolio Manager of Calvert Mid-Cap Fund on December 31, 2016. Messrs. Dyer and Kirwan began serving as Portfolio Managers of Calvert International Equity Fund on December 31, 2016. Mr. Farrell began serving as Portfolio Manager of Calvert International Opportunities Fund on December 31, 2016.

B. Potential Conflicts of Interest in Managing a Fund and Other Accounts

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to

Calvert World Values Fund, Inc.	19	SAI dated February 1, 2018

exercise his or her discretion in a manner that he or she believes is equitable over time to all interested persons. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution. The conflicts and policies herein do not purport to be a complete list or explanation of the conflicts or policies associated with such financial or other interests the Adviser may have now or in the future.

The Adviser operates proprietary indexes (each, an “Index”) based on research and other information developed by the Adviser. In addition, the Adviser manages accounts (including other Funds) using the same or substantially similar Adviser research. The operation of the Indexes, the Funds and other accounts in this manner may give rise to potential conflicts of interest, which may affect the management of the Funds and such accounts. For example, the Funds may engage in purchases and sales of securities (including securities included in an Index) at different times prior to, during, or after the time in which an Index is being reconstituted. The Indexes are reconstituted periodically as described in the prospectus. The trading by the Funds and other accounts in securities that are part of an Index could impact the ability of the Adviser’s accounts that seeks to replicate the Index to so do in a timely manner.

Calvert Emerging Markets Equity Fund

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Hermes has taken steps to address potential conflicts of interest from managing more than one account.  Note that the focus of the Hermes Emerging Markets Team, of which Mr. Greenberg is a member, is purely on emerging markets equity management. All accounts managed by the team follow the same underlying investment philosophy and are managed in a similar manner.

Trades are allocated to accounts in line with investment guidelines, ensuring all investment restrictions are considered. Trades follow a strict dealing procedure and are allocated fairly and on the exact same basis as the intended allocation recorded on the dealing ticket. For clients with similar mandates, Hermes may aggregate a client order with an order or orders for other clients if it is likely that the aggregation will work overall to the advantage of all clients whose order is aggregated.  In the event of only being able to partially fill an aggregated order, allocation will occur on a reduced pro rata basis, unless allocation becomes uneconomic for a client. When it is no longer in the client’s interest to receive the reduced allocation, Hermes may eliminate those clients from the allocation and reallocate the remaining part of the order on a rotational basis to the remaining clients so that there is no systemic bias for or against a client or clients.

Hermes’ general principles for preventing conflicts of interest are as follows:

•	Hermes endeavors always to act professionally and independently with the client’s best interests in mind, and to take all reasonable steps to identify circumstances that may give rise to conflicts of interest entailing a material risk of damage to the client’s interests.
•	Hermes establishes appropriate mechanisms and systems to manage those conflicts.
•	Hermes maintains systems designed to prevent actual damage to client interests through any identified conflicts.

Where appropriate internal measures designed to manage conflicts of interest are considered insufficient to mitigate, with reasonable confidence, risks of damage to a client’s interests, Hermes will disclose the general or specific nature of these conflicts of interest openly to the client or clients concerned.

C. Compensation of Portfolio Managers of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Adviser or Sub-Adviser (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.

Calvert Mid-Cap Fund, Calvert International Equity Fund and Calvert International Opportunities Fund

Compensation Structure for CRM and EVAIL. Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-

Calvert World Values Fund, Inc.	20	SAI dated February 1, 2018

adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

CALVERT EMERGING MARKETS EQUITY FUND

Hermes

Compensation with Respect to Management of Emerging Markets Equity Fund and Other Accounts as of September 30, 2017
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Hermes	Competitive base salary and ancillary benefits.
Bonus	Hermes

Discretionary bonuses based equally on the performance and behavior of the individual.

The bonus pool is calculated at a firm-wide level. We believe that this brings two significant benefits:

Firstly, it encourages and rewards good corporate behaviors and increases cross-team support, sharing of ideas, resources and opportunities.

Secondly, investment managers are encouraged to focus purely on delivering performance and managing capacity in the best interests of clients.

Deferred Compensation	Hermes

At least 50% of the deferred component of the investment manager’s bonus is notionally co-invested in the strategies that they manage. This is deferred for three years. The larger the bonus, the greater the proportion deferred.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Hermes

Hermes has established a long-term incentive plan allowing participants to benefit from the long-term growth of the business through a share in firm-wide profitability. The participants are selected by the Executive Committee each year and receive a share of Hermes’ audited pre-tax, post-bonus profits four years hence. Participation each year is not guaranteed, ensuring that the performance of individuals in the scheme remains high and giving the opportunity for the Executive Committee to bring in new participants deemed critical to the business. The scheme is overseen by the Remuneration Committee. Should a corporate event take place, the participation is, effectively, converted to equity.

Calvert World Values Fund, Inc.	21	SAI dated February 1, 2018

D. Securities Ownership of Portfolio Managers of the Funds

With respect to each Portfolio Manager identified in the Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2017 in the Fund(s) managed by that individual. Those securities were valued as of September 30, 2017.

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert Emerging Markets Equity Fund	Hermes	Gary Greenberg, CFA	None
		Elena Tedesco, CFA	None
Calvert International Equity Fund	EVAIL	Christopher Dyer	None
		Ian Kirwan	None
Calvert International Opportunities Fund	EVAIL	Aidan M. Farrell	None
Calvert Mid-Cap Fund	CRM	Charles B. Gaffney	None

 ADMINISTRATIVE SERVICES

As indicated in the Prospectus, CRM serves as administrator of each Fund, effective December 31, 2017. Each Fund is authorized to pay CRM an annual fee for providing administrative services to a Fund as described in the Prospectus. Under each Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (“CIAS”), served as each Fund’s administrative services agent. For providing such services prior to February 1, 2016, CIAS received an annual administrative service fee payable monthly (as a percentage of average daily net assets) as follows: for Calvert Mid-Cap Fund – 0.25%, for Calvert International Equity Fund and Calvert Emerging Markets Equity Fund – each 0.35%, and for Calvert International Opportunities Fund – 0.30%.

Commencing February 1, 2016, the administrative fee paid by each share class of each Fund is 0.12% of average daily net assets. The administrator has agreed to contractually waive 0.02% (2 basis points) of the Class I administrative fee annually through January 31, 2018 for Mid-Cap Fund and Emerging Markets Equity Fund.

For the last three fiscal years, total administrative fees paid to CRM and CIAS by the Funds were:

Fund	2015	2016(1)	2017
Calvert Emerging Markets Equity Fund	$143,640	$130,743	$206,679(2)
Calvert International Equity Fund	$1,120,384	$585,035	$309,925(3)
Calvert International Opportunities Fund	$386,226	$325,072	$245,881(4)
Calvert Mid-Cap Fund	$878,767	$656,599	$375,418(5)
(1)	For the fiscal year ended September 30, 2016, CIAS voluntarily waived fees in Calvert Mid-Cap Fund, Calvert International Equity Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund of $82,119, $85,651, $44,836 and $19,503, respectively.
(2)	For the fiscal year ended September 30, 2017, CRM was paid administrative fees of $171,016, of which $13,804 was waived, and CIAS was paid administrative fees of $35,663, of which $3,000 was waived.
(3)	For the fiscal year ended September 30, 2017, CRM was paid administrative fees of $215,973 and CIAS was paid administrative fees of $93,952.
(4)	For the fiscal year ended September 30, 2017, CRM was paid administrative fees of $180,694 and CIAS was paid administrative fees of $65,187.
(5)	For the fiscal year ended September 30, 2017, CRM was paid administrative fees of $259,481, of which $12,790 was waived, and CIAS was paid administrative fees of $115,937, of which $8,158 was waived.

METHOD OF DISTRIBUTION

Effective December 31, 2016, Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Funds. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the members of the Board (including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Directors or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is a direct, wholly-owned subsidiary of EVC.

Prior to December 31, 2016, Calvert Investment Distributors, Inc. (“CID”) served as distributor for the Funds.

Calvert World Values Fund, Inc.	22	SAI dated February 1, 2018

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (“Plans”), which permit the Funds to pay certain expenses associated with the distribution of shares and shareholder servicing. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders and for compensation to broker/dealers, underwriters, and salespersons. Each Fund’s Plans were approved by the Board, including the Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. In establishing the Plans, the Directors considered various factors including the anticipated amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities, and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the Independent Directors, as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is annually approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board.

As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses).  In addition to these payments, the Adviser, principal underwriter and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Adviser, principal underwriter and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.

Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  Neither the Adviser nor any Sub-Adviser uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

For the fiscal year ended September 30, 2017, the following table shows (1) total sales charges paid by Class A, (2) sales charges paid to financial intermediaries, (3) sales charges paid to the principal underwriter, (4) approximate CDSC payments to EVD, (5) approximate CDSC payments to CID, (6) total distribution and service fees paid by Class A, and (7) distribution and service fees paid to financial intermediaries. Distribution and service fees that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Total Sales Charges Paid*	Sales Charges to Financial Intermediaries*	Sales Charges to Principal Underwriter*	CDSC Paid to EVD	CDSC Paid to CID	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries
Calvert Emerging Markets Fund	$36,556	$11,943	$24,614	$0	$0	$91,973(1)	$52,215
Calvert International Equity Fund	$31,485	$16,259	$15,226	$0	$0	$330,020(2)	$199,902
Calvert International Opportunities Fund	$28,687	$16,902	$11,785	$0	$0	$183,900(3)	$72,319
Calvert Mid-Cap Fund	$61,339	$37,835	$23,504	$0	$572	$438,000(4)	$267,558
*	For the period December 31, 2016 through September 30, 2017.
(1)	For the fiscal year ended September 30, 2017, EVD received $72,269 of distribution and service fees and CID received $19,704 of distribution and service fees.
(2)	For the fiscal year ended September 30, 2017, EVD received $238,667 of distribution and service fees and CID received $91,353 of distribution and service fees.
(3)	For the fiscal year ended September 30, 2017, EVD received $119,146 of distribution and service fees and CID received $64,754 of distribution and service fees.
(4)	For the fiscal year ended September 30, 2017, EVD received $319,301 of distribution and service fees and CID received $118,699 of distribution and service fees.
Calvert World Values Fund, Inc.	23	SAI dated February 1, 2018

For the fiscal year ended September 30, 2017, the following table shows (1) sales commissions paid by the principal underwriter to financial intermediaries on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) approximate CDSC payments to EVD, (4) approximate CDSC payments to CID, (5) service fees paid under the Distribution Plan, and (6) service fees paid to financial intermediaries. The service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Commission Paid by Principal Underwriter to Financial Intermediaries	Distribution Fee Paid to Principal Underwriter	CDSC Paid to EVD	CDSC Paid to CID	Service Fees	Service Fees Paid to Financial Intermediaries
Calvert Emerging Markets Equity Fund	$28,796	$12,704(1)	$1,448	$981	$4,235(5)	$9,599
Calvert International Equity Fund	$74,946	$92,506(2)	$2,106	$846	$31,169(6)	$24,971
Calvert International Opportunities Fund	$34,885	$38,542(3)	$1,072	$76	$12,847(7)	$11,628
Calvert Mid-Cap Fund	$110,690	$155,411(4)	$1,523	$0	$51,804(8)	$36,886
(1)	For the fiscal year ended September 30, 2017, EVD received $10,874 of distribution fees and CID received $1,830 of distribution fees.
(2)	For the fiscal year ended September 30, 2017, EVD received $69,380 of distribution fees and CID received $24,126 of distribution fees.
(3)	For the fiscal year ended September 30, 2017, EVD received $29,538 of distribution fees and CID received $9,004 of distribution fees.
(4)	For the fiscal year ended September 30, 2017, EVD received $113,799 of service fees and CID received $41,612 of service fees.
(5)	For the fiscal year ended September 30, 2017, EVD received $3,625 of service fees and CID received $610 of service fees.
(6)	For the fiscal year ended September 30, 2017, EVD received $23,127 of service fees and CID received $8,042 of service fees.
(7)	For the fiscal year ended September 30, 2017, EVD received $9,846 of service fees and CID received $3,001 of service fees.
(8)	For the fiscal year ended September 30, 2017, EVD received $37,933 of service fees and CID received $13,871 of service fees.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

DST Asset Manager Solutions, Inc. (“DST”) (formerly Boston Financial Data Services, Inc. (“BFDS”)) has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends. For these services, DST receives a fee based on the number of shareholder accounts and transactions.

Eaton Vance provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Under the agreement, Eaton Vance provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services. For the services it provides, Eaton Vance receives an aggregate fee from such funds equal to the actual expenses incurred in performing such services. Each Fund pays a pro rata share of such fee. For the period from December 31, 2016 to September 30, 2017, Eaton Vance earned the following pursuant to the agreement:

Calvert Emerging Markets Equity Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Mid-Cap Fund
$19,989	$56,217	$18,628	$53,448

Calvert World Values Fund, Inc.	24	SAI dated February 1, 2018

Prior to December 31, 2016, Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., served as shareholder servicing agent and received an aggregate annual fee equal to $8.00 per account. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

Fund	2015	2016	2017
Calvert Emerging Markets Equity Fund	$8,145	$11,758	$3,013
Calvert International Equity Fund	$94,500	$89,033	$21,597
Calvert International Opportunities Fund	$22,305	$25,970	$6,475
Calvert Mid-Cap Fund	$84,876	$81,725	$19,986

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of the Fund. See the Prospectus for information on disclosure made in filings with the SEC. Pursuant to the Policies, information about portfolio holdings of the Fund may also be disclosed as follows:

•	Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser, or an affiliate of the investment adviser (including portfolio managers and, the portfolio manager of any account that invests in the fund), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. To the extent applicable to a Calvert fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and S&P Global Ratings), analytical service providers engaged by the investment adviser (Advent, Barclays, Bloomberg L.P., Evare, FactSet, McMunn Associates, Inc., MSCI/Barra, Morningstar, and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Servicing Inc.), compliance service providers (Charles River Systems), pricing services (WM Company Reuters Information Services, FT Interactive Data Corp., JJ Kenny and Bloomberg), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (State Street Bank), consultants and other product evaluators (Morgan Stanley Smith Barney LLC), engagement consultants (Hermes Equity Ownership Services Limited) and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board. In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment. Also, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
•	Historical portfolio holdings information: From time to time, a Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Calvert website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

Neither the Fund, the investment adviser, any sub-adviser nor the principal underwriter will receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

Calvert World Values Fund, Inc.	25	SAI dated February 1, 2018

The Policies may not be waived, or exception made, without the consent of the Fund CCO. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between Fund shareholders and its investment adviser, any sub-adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting. The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Adviser, Sub-Advisers, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the associated personnel of the Funds, their Adviser and principal underwriter to invest in securities that may be purchased or held by the Funds. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

Proxy Voting Policy. Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between any of the Funds and those of the Funds’ Adviser or its affiliates. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, and (2) on the SEC’s website at http://www.sec.gov.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board should send the communication to the attention of the Fund’s Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
Two International Place

Boston, MA 02110

All communications should state the specific Calvert fund to which the communication relates.  After reviewing the communication, the Fund’s Secretary will forward the communication to the Board.

In its function as a nominating committee, the Governance Committee of the Board will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at Two International Place, Boston, MA 02110.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Board, the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above.  Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

Calvert World Values Fund, Inc.	26	SAI dated February 1, 2018

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND SECURITIES LENDING AGENT

KPMG LLP serves as the independent registered public accounting firm for the Funds.  State Street serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

State Street serves as securities lending agent. For the fiscal year ended September 30, 2017, State Street provided the following administrative services pursuant to a Securities Lending Authorization Agreement with the Funds, subject to guidelines and restrictions provided by the Funds: (i) entering into loans with approved borrowers; (ii) receiving/holding collateral from borrowers and facilitating the investment/reinvestment of cash collateral; (iii) monitoring daily the market value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms and, when necessary, loan premiums; (v) selecting securities to be loaned; (vi) recordkeeping, account servicing and providing statements; (vii) monitoring dividend/distribution activity and crediting each Fund’s account when necessary; and (viii) arranging for the return of loaned securities to the Funds at loan termination. Income and fees accrued from securities lending activities for the fiscal year ended September 30, 2017 are shown in the following table.

Calvert Emerging Markets Equity Fund	Securities Lending Activities
Gross income from securities lending activities	$9,592
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$495
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,184
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$5,087
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$6,766
Net income from securities lending activities	$2,826

Calvert International Equity Fund	Securities Lending Activities
Gross income from securities lending activities	$46,096
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,998
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,675
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$9,945
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$17,618
Net income from securities lending activities	$28,478

Calvert World Values Fund, Inc.	27	SAI dated February 1, 2018

Calvert International Opportunities Fund	Securities Lending Activities
Gross income from securities lending activities	$126,470
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$15,741
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,250
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$14,346
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$37,336
Net income from securities lending activities	$89,134

Calvert Mid-Cap Fund	Securities Lending Activities
Gross income from securities lending activities	$28,434
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,446
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,017
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$9,095
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$14,558
Net income from securities lending activities	$13,876

TAXES

The following is a summary of some of the tax consequences affecting each Fund and its shareholders. As used below, “the Fund” refers to each Fund listed on the cover of this SAI, except as otherwise noted. The summary does not address all of the special tax rules applicable to certain classes of investors, such as individual retirement accounts and employer sponsored retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund. The Fund, as a series of the Corporation, is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. Based on advice of counsel, the Fund generally will not recognize gain or loss on its distribution of appreciated securities in shareholder-initiated redemptions of its shares. If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent taxable year.

Calvert World Values Fund, Inc.	28	SAI dated February 1, 2018

The Fund also seeks to avoid the imposition of a federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not distributed out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC, the Fund should not be liable for any applicable state income, corporate excise or franchise tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to the shareholder as dividend income. However, such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its net capital losses (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (which includes the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Tax Consequences of Certain Investments. The following summary of the tax consequences of certain types of investments applies to the Fund. References below to “the Fund” are to any Fund that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount. Investment in securities acquired at a market discount, or in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders. The Fund may elect to accrue market discount income on a daily basis.

Lower Rated or Defaulted Securities. Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations. Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more tax credit bonds issued on or before December 31, 2017 (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year and the Fund satisfies the minimum distribution requirement, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder‘s proportionate

Calvert World Values Fund, Inc.	29	SAI dated February 1, 2018

share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder‘s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives. The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. Unless an election is made, net 1256 gain or loss on forward currency contracts will be treated as ordinary income or loss.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received by the Fund is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract”, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Constructive Sales. The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Calvert World Values Fund, Inc.	30	SAI dated February 1, 2018

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies. The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of Fund assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at the Fund level and shareholder level) as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund must own a dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date in order to pass through to shareholders a credit or deduction for any foreign withholding tax on a dividend paid with respect to such stock. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in PFICs could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

U.S. Government Securities. Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”). Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from the Fund's investment in a REIT or qualified publicly

Calvert World Values Fund, Inc.	31	SAI dated February 1, 2018

traded partnership, as applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or qualified publicly traded partnership directly.

Inflation-Indexed Bonds. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above). Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

Taxation of Fund Shareholders. Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of any net gains from investments held for more than one year are generally taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund. Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period. If the Fund makes a distribution to a shareholder in excess of the Fund‘s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital. A return of capital is not taxable, but it reduces a shareholder‘s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. A shareholder’s tax basis cannot go below zero and any return of capital distributions in excess of a shareholder’s tax basis will be treated as capital gain.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses. The Fund will inform shareholders of the tax character of distributions annually to facilitate shareholder tax reporting.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at regular corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income. Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the federal AMT for taxable years beginning before January 1, 2018. Fund shareholders are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt

Calvert World Values Fund, Inc.	32	SAI dated February 1, 2018

interest dividends bears to all of the Fund’s distributions, excluding properly reported capital gain dividends. If a shareholder receives exempt interest dividends with respect to any Fund share and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Qualified Dividend Income. “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain (currently at a maximum rate of 20% plus a 3.8% Medicare contribution tax). In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income. In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends Received Deduction for Corporations. A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days (more than 90 days in the case of certain preferred stock) during the 91-day period beginning 45 days before the ex-dividend date (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. For tax years beginning prior to January 1, 2018, distributions eligible for the DRD may give rise to or increase the alternative minimum tax for certain corporations. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify for the DRD.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders. Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute income taxable as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, employer sponsored retirement plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sale, Redemption or Exchange of Fund Shares. Generally, upon the sale, redemption or (if permitted) exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets

Calvert World Values Fund, Inc.	33	SAI dated February 1, 2018

in the shareholder’s hands, and generally will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any Fund distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the date of sale or other disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired. See the prospectus for information regarding any permitted exchange of Fund shares.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Applicability of Medicare Contribution Tax. The Code imposes a 3.8% Medicare contribution tax on net investment income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Back-Up Withholding for U.S. Shareholders. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 24%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Foreign Shareholders. In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. A foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, net capital gain dividends, exempt interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or substitute Form). In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding

Calvert World Values Fund, Inc.	34	SAI dated February 1, 2018

shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares at any time during the one year period ending on the date of the redemption.

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted basis to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

Compliance with FATCA. A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items, including those paid by the Fund and, after December 31, 2018, will be imposed on proceeds from the sale of property producing U.S.-source dividends, including shares in the Fund, paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. If a payment by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends, short-term capital gain dividends, dividends attributable to qualified net interest income and dividends attributable to tax-exempt interest income). To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, in the event that an applicable intergovernmental agreement and implementing legislation are adopted, agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS. Non-U.S. shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of Form 8886. Under Treasury Regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Calvert World Values Fund, Inc.	35	SAI dated February 1, 2018

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Changes in Taxation. The taxation of the Fund and shareholders may be adversely affected by future legislation, Treasury Regulations, IRS revenue procedures and/or guidance issued by the IRS.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by the investment adviser. Each Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Calvert funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transactions directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer

Calvert World Values Fund, Inc.	36	SAI dated February 1, 2018

through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients. The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement. Fund trades may also implicate UK Law requiring the investment adviser to direct any research portion of a brokerage commission to an account controlled by the investment adviser or to pay for research from its own resources.

The investment companies sponsored by the investment adviser also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Calvert World Values Fund, Inc.	37	SAI dated February 1, 2018

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2017, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

	Brokerage Commissions Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
Fund	9/30/17	9/30/16	9/30/15	9/30/17	9/30/17
Emerging Market Equity Fund	$352,814	$191,291	$244,191	$93,364,279	$162,344
International Equity Fund	$1,048,508(1)	$396,715	$402,816	$576,746,455	$702,165
International Opportunities Fund	$890,175(2)	$324,801	$234,301	$453,163,175	$582,917
Mid-Cap Fund	$579,197	$1,088,270(3)	$629,093	$642,893,095	$347,169
(1)	Higher brokerage commissions paid for the period were due to a higher number of portfolio transactions associated with portfolio management changes.
(2)	Higher brokerage commissions paid for the period were due to a higher number of portfolio transactions. For the fiscal year ended September 30, 2017, the portfolio turnover rate was 158% of the average value of its portfolio compared to 52% of the average value of its portfolio for the fiscal year ended September 30, 2016. The increase was attributable to a higher number of portfolio transactions in connection with the change in management.
(3)	Higher brokerage commissions paid for the period were due to increased trading activity associated with portfolio management changes.

As of September 30, 2017, Emerging Markets Equity Fund held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as follows: Itau Unibanco Holding SA - $6,140,229.

GENERAL INFORMATION

Calvert World Values Fund, Inc. is an open-end management investment company, organized as a Maryland corporation on February 14, 1992. It has four series: Mid-Cap Fund, Emerging Markets Equity Fund, International Equity Fund and the International Opportunities Fund, each of which is diversified.

Each share of a Fund represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Fund, except Calvert Emerging Markets Equity Fund, offers three separate classes of shares: Class A, Class C and Class I shares.  Calvert Emerging Markets Equity Fund offers four separate classes of shares: Class A, Class C, Class I and Class R6 shares. Each class of a Fund represents interests in the same portfolio of investments but, as further described in the Prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Calvert World Values Fund, Inc.	38	SAI dated February 1, 2018

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2017, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of a Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Fund Name
Name and Address	% of Ownership
Emerging Markets Equity Fund
Charles Schwab & Co.	32.06% of Class A
Reinvest Account
San Francisco, CA
LPL Financial	7.22% of Class A
San Diego, CA
Pershing, LLC	5.32% of Class A
Jersey City, NJ
Wells Fargo Clearing Services LLC	17.92% of Class C
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
American Enterprise Investment Services, Inc.	17.07% of Class C
Minneapolis, MN
Raymond James	13.05% of Class C
St. Petersburg, FL
Pershing, LLC	6.84% of Class C
Jersey City, NJ
National Financial Services Corp.	18.47% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ
Charles Schwab & Co., Inc.	15.33% of Class I
Reinvest Account
San Francisco, CA
American Enterprise Investment Services, Inc.	11.89% of Class I
Minneapolis, MN
Raymond James	9.72% of Class I
St. Petersburg, FL
LPL Financial	7.59% of Class I
San Diego, CA
Britel Fund Trustees LTD for and Behalf of the BT Pension Scheme	6.54% of Class I
London, E1 8HZ
Wells Fargo Clearing Services LLC	5.16% of Class I
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
Calvert World Values Fund, Inc.	39	SAI dated February 1, 2018

Fund Name
Name and Address	% of Ownership
International Equity Fund
Edward D. Jones & Co.	13.31% of Class A
St. Louis, MO
Charles Schwab & Co., Inc.	6.59% of Class A
Reinvest Account
San Francisco, CA
Pershing, LLC	6.10% of Class A
Jersey City, NJ
Wells Fargo Clearing Services LLC	13.17% of Class C
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
American Enterprise Investment Serv.	5.78% of Class C
Minneapolis, MN
Pershing, LLC	5.55% of Class C
Jersey City, NJ
Cynthia Wayburn & Kelsey Sheldon TTEES	17.32% of Class I
G. James Roush Interim Trust
Bellevue, WA
Calvert Aggressive Allocation Fund	13.63% of Class I
Boston, MA
Calvert Moderate Allocation Fund	12.74% of Class I
Boston, MA
Charles Schwab & Co.	9.39% of Class I
Reinvest Account
San Francisco, CA
UBS WM USA	6.79% of Class I
Weehawken, NJ
American Enterprise Investment Serv.	6.57% of Class I
Minneapolis, MN
Wells Fargo Clearing Services LLC	6.49% of Class I
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
International Opportunities Fund
Edward D. Jones & Co.	15.93% of Class A
St. Louis, MO
Charles Schwab & Co.	15.30% of Class A
Reinvest Account
San Francisco, CA
Pershing, LLC	10.93% of Class A
Jersey City, NJ
American Enterprise Investment Services, Inc.	6.11% of Class A
Minneapolis, MN
Calvert World Values Fund, Inc.	40	SAI dated February 1, 2018

Fund Name
Name and Address	% of Ownership
Wells Fargo Clearing Services LLC	16.63% of Class C
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
Raymond James	8.56% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL
American Enterprise Investment Services, Inc.	8.37% of Class C
Minneapolis, MN
Pershing, LLC	7.66% of Class C
Jersey City, NJ
Merrill Lynch, Pierce, Fenner & Smith	7.45% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL
UBS WM USA	5.29% of Class C
Weehawken, NJ
Charles Schwab & Co.	5.07% of Class C
Special Custody Account for the Benefit of Customers
San Francisco, CA
Charles Schwab & Co.	25.30% of Class I
Reinvest Account
San Francisco, CA
TIAA, FSB Customer/TTEE FBO:	12.35% of Class I
Retirement Plans for which TIAA Acts as Recordkeeper
Saint Louis, MO
Calvert Moderate Allocation Fund	9.97% of Class I
Boston, MA
National Financial Services Corp.	8.95% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ
American Enterprise Investment Services, Inc.	7.86% of Class I
Minneapolis, MN
Calvert Aggressive Allocation Fund	7.30% of Class I
Boston, MA
TD Ameritrade, Inc.	5.77% of Class I
Omaha, NE
Mid-Cap Fund
Edward D. Jones & Co.	11.16% of Class A
St. Louis, MO
Pershing, LLC	7.98% of Class A
Jersey City, NJ
Pershing, LLC	11.50% of Class C
Jersey City, New Jersey
Calvert World Values Fund, Inc.	41	SAI dated February 1, 2018

Fund Name
Name and Address	% of Ownership
Wells Fargo Clearing Services LLC	9.67% of Class C
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
American Enterprise Investment Serv.	7.35% of Class C
Minneapolis, MN
Raymond James	7.08% of Class C
Omnibus for Mutual Funds House Acct Firm
Saint Louis, MO
Pershing, LLC	29.59% of Class I
Jersey City, New Jersey
Charles Schwab & Co., Inc.	18.71% of Class I
Reinvest Account
San Francisco, CA
TIAA FSB Customer/TTEE FBO:	16.39% of Class I
Retirement Plans for which TIAA Acts as Recordkeeper
Saint Louis, MO
National Financial Services LLC	6.03% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ
Calvert Moderate Allocation Fund	5.46% of Class I
Boston, MA
San Diego, CA
Britel Fund Trustees LTD for and Behalf of the BT Pension Scheme	6.54% of Class I
London, E1 8HZ
Wells Fargo Clearing Services LLC	5.16% of Class I
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO

Beneficial owners of 25% of more of a Class of the Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of a Class of a Fund as of such date.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI. A copy of each annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information and the reports of the independent registered public accounting firm for the Funds listed below for the fiscal year ended September 30, 2017, as previously filed electronically with the SEC:

Calvert Emerging Markets Equity Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Mid-Cap Fund
(Accession No. 0001628280-17-011877)

Calvert World Values Fund, Inc.	42	SAI dated February 1, 2018

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Asset Coverage	To the extent required by SEC guidance, if a transaction creates a future obligation of the Fund to another party the Fund will: (1) cover the obligation by entering into an offsetting position or transaction; and/or (2) segregate cash and/or liquid securities with a value (together with any collateral posted with respect to the obligation) at least equal to the marked-to-market value of the obligation. Assets used as cover or segregated cannot be sold while the position(s) requiring coverage is open unless replaced with other appropriate assets. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, certain options, forward commitments, futures contracts, when-issued securities, swap agreements and residual interest bonds.
Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk. Some ABS may receive prepayments that can change their effective maturities. Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are types of ABS that are backed solely by a pool of other debt securities. CDOs and CLOs are typically issued in various classes with varying priorities. The risks of an investment in a CDO or CLO depend largely on the type of the collateral securities and the class of the CDO or CLO in which the Fund invests. In addition to interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs and CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs or CLOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results.

Calvert World Values Fund, Inc.	43	SAI dated February 1, 2018

Auction Rate Securities	Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain, particularly in the near term, when or whether there will be a revival of investor interest in purchasing securities sold through auctions. In addition, there may be no active secondary markets for many auction rate securities. Moreover, auction rate securities that do trade in a secondary market may trade at a significant discount from the underlying liquidation or principal amount of the securities. Finally, there recently have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.
Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act.
Average Effective Maturity	Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons. In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.
Borrowing for Investment Purposes	Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will magnify the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.
Calvert World Values Fund, Inc.	44	SAI dated February 1, 2018

Borrowing for Temporary Purposes	The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases, and to settle transactions). The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement. The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Credit arrangements are subject to annual renewal, which cannot be assured. If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs. Because the Fund is a party to a joint credit arrangement, it may be unable to borrow some or all of its requested amounts at any particular time. Borrowings involve additional expense to the Fund.
Build America Bonds	Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds); or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.
Call and Put Features on Securities	Issuers of securities may reserve the right to call (redeem) the securities. If an issuer redeems a security with a call right during a time of declining interest rates, the holder of the security may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some securities may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate securities may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances a security’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the security would be subject to the longer maturity of the security, which could experience substantially more volatility. Securities with a “put” or “demand” feature are more defensive than conventional long term securities (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term securities, because they can be retained if interest rates decline.
Calvert World Values Fund, Inc.	45	SAI dated February 1, 2018

Collateralized Mortgage Obligations (“CMOs”)	CMOs are backed by a pool of mortgages or mortgage loans. The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities. Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages. CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or "cap," and sometimes to a lower limit, or "floor." CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commercial Mortgage-Backed Securities (“CMBS”)	CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal. The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commodity-Related Investments	The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Calvert World Values Fund, Inc.	46	SAI dated February 1, 2018

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Common Stocks	Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.
Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Contingent Convertible Securities	Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business. CoCos may be subject to redemption at the option of the issuer at a predetermined price. See also “Hybrid Securities.”
Calvert World Values Fund, Inc.	47	SAI dated February 1, 2018

Convertible Securities	A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued or the dividend paid on such security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but is usually subordinated to comparable nonconvertible securities. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances. Certain convertible securities may include loss absorption characteristics that make the securities more equity-like. This is particularly true of convertible securities issued by companies in the financial services sector. See “Contingent Convertible Securities.”
Calvert World Values Fund, Inc.	48	SAI dated February 1, 2018

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles. Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions. The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.
Credit Linked Securities	See also “Derivative Instruments and Related Risks” herein. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Calvert World Values Fund, Inc.	49	SAI dated February 1, 2018

Credit Spread Trades	A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Cyber Security Risk	With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.
Derivative Instruments and Related Risks	Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”). Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.
Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.
Calvert World Values Fund, Inc.	50	SAI dated February 1, 2018

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.
The regulation of derivatives has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and regulations proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping, required margin and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. See also “Swap Agreements” herein. New regulations and the implementation of existing regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which a Fund must segregate assets to cover its future obligations. The proposed regulations would restrict its ability to enter into derivative transactions for speculative or hedging purposes and would require the Fund’s Board to adopt a derivative risk management and governance framework. These regulations could also limit the ability of a Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective(s).
Calvert World Values Fund, Inc.	51	SAI dated February 1, 2018

Derivative-Linked and Commodity-Linked Hybrid Instruments	A derivative-linked or commodity-linked hybrid instrument (referred to herein as a “hybrid instrument”) is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Calvert World Values Fund, Inc.	52	SAI dated February 1, 2018

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Direct Investments	Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.
Diversified Status	With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.
Duration	Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration. The duration of a Fund that invests in underlying funds is the sum of its allocable share of the duration of each of the underlying funds in which it invests, which is determined by multiplying the underlying fund’s duration by the Fund’s percentage ownership of that underlying fund.
Emerging Market Investments	The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets. Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.
Calvert World Values Fund, Inc.	53	SAI dated February 1, 2018

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries. There can be no assurance that repatriation of income, gain or initial capital from these countries will occur. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets. As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.
The foregoing risks may be even greater in frontier markets. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed.
Equity Investments	Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes (see “Preferred Stock” and “Hybrid Securities”).
Equity-Linked Securities	See also “Derivative Instruments and Related Risks” and “Participation Notes” herein. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock. These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.
Event-Linked Securities	The Fund may obtain event-linked exposure by investing in “event-linked bonds”, “event-linked swaps” or other “event-linked securities”. Event-linked securities are obligations for which the return of capital and dividend/interest payments are contingent on, or formulaically related to, the non-occurrence of a pre-defined “trigger” event. For some event-linked securities, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.
Calvert World Values Fund, Inc.	54	SAI dated February 1, 2018

Some event-linked securities are referred to as “catastrophe bonds.” Catastrophe bonds entitle a Fund to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. If a trigger event occurs, the Fund may lose a portion of its entire principal invested in the bond.
Event-linked securities may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, event-linked securities are issued by off-shore entities and may be non-dollar denominated. As a result, the Fund may be subject to currency risk.
Often, event-linked securities provide for extensions of maturity that are mandatory or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked securities also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked securities are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) and are subject to the risk that the Fund may lose some or all of its investment in such securities if the particular trigger occurs. Event-linked securities may be rated by a nationally recognized statistical rating agency, but are often unrated. Frequently, the issuer of an event-linked security will use an independent risk model to calculate the probability and economic consequences of a trigger event.
Event-linked securities are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.
Event-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not always listed on any national securities exchange. The amount of public information available with respect to event-linked securities is generally less extensive than that which is available for issuers of registered or exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked securities.
Exchange-Traded Funds (“ETFs”)	ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Exchange-Traded Notes (“ETNs”)	ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
Calvert World Values Fund, Inc.	55	SAI dated February 1, 2018

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Fixed-Income Securities	Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity. The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation. Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired. The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents). Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of a Fund’s investment restrictions (see “Preferred Stock” and “Hybrid Securities”). As described in the Prospectus, the Fund may also invest in event-linked instruments.
Calvert World Values Fund, Inc.	56	SAI dated February 1, 2018

Foreign Currency Transactions	As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein). Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.
Foreign Investments	Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations. In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country.
Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States. Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.
Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.
Calvert World Values Fund, Inc.	57	SAI dated February 1, 2018

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories. The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts “GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“Brexit”). There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political events, including nationalist unrest in Europe and uncertainties surrounding the sovereign debt of a number of European Union countries and the viability of the European Union itself, also may cause market disruptions. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Forward Foreign Currency Exchange Contracts	See also “Derivative Instruments and Related Risks” herein. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.
When a currency is difficult to hedge or to hedge against the U.S. dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.
Calvert World Values Fund, Inc.	58	SAI dated February 1, 2018

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards ("NDFs"). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded. NDFs may also be used to gain or hedge exposure to gold.
Forward Rate Agreements	See also “Derivative Instruments and Related Risks” herein. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable. These instruments are traded in the OTC market.
Futures Contracts	See also “Derivative Instruments and Related Risks” herein. Futures contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset. Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin). Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.
Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
Global Energy Solutions Companies	Sustainable energy solutions includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Significant investments in sustainable energy solutions companies may present more risks than would be the case for a fund funds that invest more broadly in numerous industries and sectors of the economy. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.
Calvert World Values Fund, Inc.	59	SAI dated February 1, 2018

Hybrid Securities	Hybrid securities generally possess characteristics common to both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert. Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments. Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation. See also “Preferred Stock,” “Convertible Securities” and “Contingent Convertible Securities.”
Illiquid Securities	Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.
It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Where registration is required, a considerable period of time may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.
At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. It may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. See also “Restricted Securities.”
Index Tracking	The Fund’s portfolio will be invested in a manner intended to track the Index as discussed in the Prospectus. To the extent that a Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size so that the tracking error induced by such investments would be limited.
Calvert World Values Fund, Inc.	60	SAI dated February 1, 2018

Indexed Securities	See also “Derivative Instruments and Related Risks” herein. Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes. Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.
Inflation-Indexed (or Inflation-Linked) Bonds	Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon. The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Junior Loans	Due to their lower place in the borrower’s capital structure and possible unsecured status, certain loans (“Junior Loans”) involve a higher degree of overall risk than Senior Loans (described below) of the same borrower. Junior Loans may be direct loans or purchased either in the form of an assignment or a loan participation. Junior Loans are subject to the same general risks inherent in any loan investment (see “Loans” below). Junior Loans include secured and unsecured subordinated loans, as well as second lien loans and subordinated bridge loans. A second lien loan is generally second in line in terms of repayment priority and may have a claim on the same collateral pool as the first lien, or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.
Calvert World Values Fund, Inc.	61	SAI dated February 1, 2018

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.
For additional disclosure relating to investing in loans (including Junior Loans), see “Loans” below.
Liquidity or Protective Put Agreements	See also “Derivative Instruments and Related Risks” herein. The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price. Interest income generated by certain municipal bonds with put or demand features may be taxable.
Loan Facility

The Fund may employ borrowings and leverage as described in the Prospectus. The Fund will enter into a Credit Agreement (the “Agreement”) with a bank to borrow approximately $20 million pursuant to a 364-day revolving line of credit. The Fund is required to maintain certain net asset levels during the term of the Agreement. Borrowings under the Agreement are secured by the assets of the Fund.

Interest is charged at a rate above LIBOR and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund will also pay an upfront fee of $10,000.00. The Fund is required to maintain certain net asset levels during the term of the Agreement.

Loans	Loans may be primary, direct investments or investments in loan assignments or participation interests. A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.
Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to pursue appropriate remedies against the borrower.
Calvert World Values Fund, Inc.	62	SAI dated February 1, 2018

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.
A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights under such documents. Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate. The base lending rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.
The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives of the Fund also may join creditor or similar committees relating to loans.
Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.
Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. As described below, a secondary market exists for many Senior Loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.
Calvert World Values Fund, Inc.	63	SAI dated February 1, 2018

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.
For additional disclosures relating to Junior and Senior Loans, see “Junior Loans” and “Senior Loans” herein.
Lower Rated Investments	Lower rated investments (commonly referred to as “junk”) are of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than higher quality investments but they also typically entail greater potential price volatility and principal and income risk. Lower rated investments are regarded as predominantly speculative with respect to the entity’s continuing ability to make timely principal and interest payments. Also, their yields and market values may fluctuate more than higher rated investments. Fluctuations in value do not affect the cash income from lower rated investments, but are reflected in the Fund’s net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated investments to be less creditworthy. The secondary market for lower rated investments are traded may be less liquid than the market for higher grade investments.
Master Limited Partnerships ("MLPs")	MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors.
Money Market Instruments	Money market instruments include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit or time deposits and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities. See “U.S. Government Securities” below. Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.
Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to federal income, state income and/or other taxes. Instead of investing in money market instruments directly, the Fund may invest in an unaffiliated money market fund.
Calvert World Values Fund, Inc.	64	SAI dated February 1, 2018

Mortgage-Backed Securities (“MBS”)	MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder. MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored enterprise, the market price for such securities is not guaranteed and will fluctuate. Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.
There are currently four types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (3) those issued by the U.S. Government or one of its agencies or instrumentalities without a government guarantee, such as credit risk transfer bonds; and (4) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement. Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators of, or investors, in mortgage loans, including depositary institutions, mortgage banks and special purpose subsidiaries of the foregoing.
GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.
FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.
Calvert World Values Fund, Inc.	65	SAI dated February 1, 2018

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS are less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS are purchased at a premium above their par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS have been purchased at a discount from their par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.
Mortgage Dollar Rolls	In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. Cash proceeds may be invested in instruments that are permissible investments for the Fund. The use of mortgage dollar rolls is a speculative technique involving leverage. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or permissible liquid assets earmarked or in a segregated account to secure the obligation for the forward commitment to buy MBS, or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.
Municipal Lease Obligations (“MLOs”)	MLOs are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) that is issued by state or local governments to acquire equipment and facilities. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance. MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Participations in municipal leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease.
Calvert World Values Fund, Inc.	66	SAI dated February 1, 2018

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities. Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The investment adviser will consider an MLO to be liquid if it is rated investment grade (being an MLO rated BBB or Baa or higher) by a nationally recognized statistical ratings organization or is insured by an insurer rated investment grade. If an MLO or participation does not meet the foregoing criteria, then the investment adviser will consider the MLO to be illiquid unless it conducts an analysis of relevant factors and concludes that the MLO is liquid. In conducting such an analysis, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.
The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its rights, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
Municipal Obligations	Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation. Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.
Calvert World Values Fund, Inc.	67	SAI dated February 1, 2018

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax ("AMT"): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.
Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.
Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time. Investing in revenue bonds may involve (without limitation) the following risks.
Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels. A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.
Calvert World Values Fund, Inc.	68	SAI dated February 1, 2018

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students that may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Calvert World Values Fund, Inc.	69	SAI dated February 1, 2018

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.
Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector. As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Calvert World Values Fund, Inc.	70	SAI dated February 1, 2018

Operational Risk	The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Option Contracts	See also “Derivative Instruments and Related Risks” herein. An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options. Options on futures contracts are discussed herein under “Futures Contracts.”
If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date. There can be no assurance that a closing purchase or sale transaction can be consummated when desired.
Straddles are a combination of a call and a put written on the same reference instrument. A straddle is deemed to be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The same liquid assets may be used to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. The Fund may also buy and write call options on the same reference instrument to cover its obligations. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close. In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.
Calvert World Values Fund, Inc.	71	SAI dated February 1, 2018

To the extent that the Fund writes a call option on an instrument it holds and intends to use such instrument as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the instrument above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the value of the reference instrument decline. If the Fund were unable to close out such a call option, it would not be able to sell the instrument unless the option expired without exercise. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no instrument or cover held by the Fund that can act as a partial hedge.
The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option. Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.
Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.
Participation Notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-Notes”). For instance, the Fund may purchase P-Notes to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities. P-Notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-Notes involve transaction costs.

An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-Note may perform differently from its underlying security. While the holder of a P-Note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-Notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. Additionally, issuers of P-Notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security. P-Notes may be considered illiquid.

Pooled Investment Vehicles	The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange. The demand for a closed-end fund’s securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from, or a premium over, their net asset value. The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.
Calvert World Values Fund, Inc.	72	SAI dated February 1, 2018

Portfolio Turnover	A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders. The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings. The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the Prospectus.
Preferred Stock	Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders. However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock. See “Convertible Securities” and “Contingent Convertible Securities.” Preferred stock may be subject to redemption at the option of the issuer at a predetermined price. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.
Real Estate Investments

Real estate investments, including real estate investment trusts (“REITs”) are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have a magnified effect to the extent that investments concentrate in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund indirectly will bear REIT expenses in addition to its own expenses.

Private REITs are unlisted, which may make them difficult to value and less liquid. Moreover, private REITs are generally exempt from 1933 Act registration and, as such, the amount of public information available with respect to private REITs may be less extensive than that available for publicly traded REITs. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

Repurchase Agreements	Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price. In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements that mature in more than seven days will be treated as illiquid. Unless the Prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.
Calvert World Values Fund, Inc.	73	SAI dated February 1, 2018

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities. The interest rate payable on a residual interest bond bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement relating to a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond upon the termination of the trust issuing the residual interest bond. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs as presently structured and (ii) continuing relationships with or services for existing residual interest bond programs. All existing residual interest bonds were restructured in order to comply with the Volcker Rule prior to July 2016. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of income.

Calvert World Values Fund, Inc.	74	SAI dated February 1, 2018

Restricted Securities

Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in much more limited circumstances.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of them at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement and/or after an applicable waiting period. If adverse conditions were to develop during this period, the Fund might obtain a price that is less favorable than the price that was prevailing at the time it decided to sell.  See also “Illiquid Securities.”

Reverse Repurchase Agreements	Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets. In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Calvert World Values Fund, Inc.	75	SAI dated February 1, 2018

Rights and Warrants

See also “Derivative Instruments and Related Risks” herein.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.  (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Securities Lending	The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser. These loans earn income and are collateralized by cash, securities or letters of credit. The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan. The Fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and maintains a stable $1.00 net asset value per share. When the loan is closed, the lender is obligated to return the collateral to the borrower. The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan. The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser may instruct the securities lending agent to terminate loans and recall securities with voting rights so that the securities may be voted in accordance with the Fund’s proxy voting policy and procedures if deemed appropriate to do so. See “Taxes” for information on the tax treatment of payments in lieu of dividends received pursuant to securities lending arrangements.
Senior Loans	Senior Loans are loans that are senior in repayment priority to other debt of the borrower. Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.
Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.
Calvert World Values Fund, Inc.	76	SAI dated February 1, 2018

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.
Loan Administration. In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower. It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons, similar risks may arise.
Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative. The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation. In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.

For additional disclosure relating to investing in loans (including Senior Loans), see “Loans” above.

Calvert World Values Fund, Inc.	77	SAI dated February 1, 2018

Short Sales	Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered. In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant. The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund. Use of short sales is limited by the Fund’s non-fundamental restriction relating thereto.
Short-Term Trading	Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.
Smaller Companies	The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange, may be more difficult and may take longer to liquidate at fair value than would be the case for the publicly traded securities of a large company.
Special Equities Investments

The Special Equities’ program allows a Fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Board of the Fund identifies, evaluates and selects Special Equities investments.

The Special Equities program, while generally comprising a small percentage of any participating Fund’s assets, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. Funds participating in the Special Equities program may also invest in unsecured debt which does not have the benefits of a secured creditor in the event of bankruptcy. A Special Equities investment may lose its entire value if the business enterprise does not succeed. Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.

Calvert World Values Fund, Inc.	78	SAI dated February 1, 2018

Stripped Securities	Stripped Securities (“Strips”) may be issued by the U.S. Government, its agencies or instrumentalities, and may also be issued by private originators or investors, including depository institutions, banks, investment banks and special purpose subsidiaries of these entities. Strips are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Strips are particularly sensitive to changes in interest rates, which may impact the frequency of principal payments (including prepayments) on the underlying assets or pool of underlying assets. Some structures may have a class that receives only interest from the underlying assets, an interest-only (“IO”) class, while another class may receive only principal, a principal-only (“PO”) class. IO and PO Strips may be purchased for their return and/or hedging characteristics. Because of their structure, IO Strips may move differently than typical fixed-income securities in relation to changes in interest rates. IO Strips tend to decrease in value if prepayments are greater than anticipated and increase in value if prepayments are less than anticipated. Conversely, PO Strips tend to increase in value if prepayments are greater than anticipated and decline if prepayments are less than anticipated. While the U.S. Government or its agencies or instrumentalities may guarantee the full repayment of principal on Strips they issue, repayment of interest is guaranteed only while the underlying assets or pools of assets are outstanding. To the extent the Fund invests in Strips, rapid changes in the rate of prepayments may have an adverse effect on the Fund’s performance. In addition, the secondary market for Strips may be less liquid than that for other securities. Certain Strips may also present certain operational and/or valuation risks.
Structured Notes	See also “Derivative Instruments and Related Risks” herein. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Swap Agreements	See also “Derivative Instruments and Related Risks” herein. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).
Calvert World Values Fund, Inc.	79	SAI dated February 1, 2018

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments. Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap). Developments in the swaps market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future. If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain criteria. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the referenced entity or underlying asset has declined.
The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Fund may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.
Currently, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules yet to be promulgated and/or implemented may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the implementation of this legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.
Swap agreements include (but are not limited to):
Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.
Calvert World Values Fund, Inc.	80	SAI dated February 1, 2018

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.
Credit Default Swaps. Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).
Inflation Swaps. Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.
Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.
Calvert World Values Fund, Inc.	81	SAI dated February 1, 2018

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis. Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.
Swaptions	See also “Derivative Instruments and Related Risks” herein. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Trust Certificates	Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.
Calvert World Values Fund, Inc.	82	SAI dated February 1, 2018

U.S. Government Securities	U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities. The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.
Unlisted Securities	Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities will generally be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.
Variable Rate Instruments	Variable rate instruments provide for adjustments in the interest or dividend rate payable on the instrument at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate instruments normally provide that the holder can demand payment of the instrument on short notice at par with accrued interest. These instruments may be secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund may use these instruments as cash equivalents pending longer term investment of its funds. The rate adjustment features may limit the extent to which the market value of the instruments will fluctuate.
Calvert World Values Fund, Inc.	83	SAI dated February 1, 2018

Venture Capital Limited Partnerships	A Fund may invest in venture capital limited partnerships (“limited partnerships”), through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a Regulated Investment Company under Subchapter M of the Code. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.
Water Companies	Water-related companies include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in, can include, but are limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund’s significant investment in water-related companies may present more risks than would be the case for a fund that invest more broadly in numerous industries and sectors of the economy. Water-related resource sector companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Water-related resource sector companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water-related companies will lag the performance of securities of companies in other sectors or the broader market as a whole.
When-Issued Securities, Delayed Delivery and Forward Commitments	Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.
Calvert World Values Fund, Inc.	84	SAI dated February 1, 2018

Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities	Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.
Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIK securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond. PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral. If the issuer of a PIK security defaults, the Fund may lose its entire investment. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate. Generally, the deferral of PIK interest increases the loan to value ratio.

Calvert World Values Fund, Inc.	85	SAI dated February 1, 2018

Appendix A

GLOBAL PROXY VOTING GUIDELINES
FOR CALVERT FAMILY OF FUNDS

I.       INTRODUCTION

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

Calvert World Values Fund, Inc.	86	SAI dated February 1, 2018

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Funds’ Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

II. CORPORATE GOVERNANCE

A.       Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.
•	The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
Calvert World Values Fund, Inc.	87	SAI dated February 1, 2018

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
•	The Fund advisor will support proposals seeking to separate the positions of Chair of
•	the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.
•	The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.
•	The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.
•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.
•	The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.
•	The Fund advisor will oppose directors when the company’s poison pill has a “dead- hand” or “modified dead-hand” feature.
•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.
•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.
•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.
•	The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•	The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.
Calvert World Values Fund, Inc.	88	SAI dated February 1, 2018

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.
•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
•	The Fund advisor will oppose excessive awards of stock or stock options to directors.

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, the Fund advisor will vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.
•	The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Proxy Contests/Proxy Access – Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders

•	The Fund advisor will vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) Nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi)
Calvert World Values Fund, Inc.	89	SAI dated February 1, 2018

likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) stock ownership positions.

•	The Fund advisor will vote case-by-case for individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.
•	The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
•	The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non- binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
•	The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.
•	The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for a shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.
Calvert World Values Fund, Inc.	90	SAI dated February 1, 2018

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.
•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation.

This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•	The Fund advisor will ordinarily oppose proposals to create dual classes of stock.

However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.
•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).
•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

•	The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

•	The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
Calvert World Values Fund, Inc.	91	SAI dated February 1, 2018

•	The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
•	The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis- à-vis the rights of major shareholders.
•	The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.

B.       Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•	The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.
•	The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•	The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).
•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.
•	The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.
Calvert World Values Fund, Inc.	92	SAI dated February 1, 2018

•	The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation or Proposed Sale

This type of proposal concerns specific advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs) that are required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

•	The Fund advisor will vote case-by-case on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with NEOs rather than focusing primarily on new or extended arrangements.

Equity Plans for Non-Employee Directors

•	The Fund advisor will vote case-by-case on compensation plans for non-employee directors, based on:
•	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•	The company’s three-year burn rate relative to its industry/market cap peers; and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Shareholder Ratification of Director Pay Program

•	The Fund advisor will apply the following framework to U.S. ratification of non-employee director pay programs and will vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on:
•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following qualitative factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Compensation Committee

•	The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.
•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.
•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.
•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.
•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.
•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.
Calvert World Values Fund, Inc.	93	SAI dated February 1, 2018

•	The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.
•	The Fund advisor will vote case-by-case when plan features include discretional vesting authority.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report, including any proposals that address gender pay gap.

Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•	The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.
•	The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.       Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.
•	The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.
•	The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.
Calvert World Values Fund, Inc.	94	SAI dated February 1, 2018

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•	The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•	The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
•	The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
•	The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
•	The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
•	The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.
Calvert World Values Fund, Inc.	95	SAI dated February 1, 2018

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti- takeover device.

•	The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.       Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•	The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.       Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•	The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
•	The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.
•	The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume

Calvert World Values Fund, Inc.	96	SAI dated February 1, 2018

responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change Mitigation

Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•	The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.
•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.

Climate Change Adaptation

Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.
•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.

Chemical and Other Global Sustainability Concerns

In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.
•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.
•	The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.
•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Calvert World Values Fund, Inc.	97	SAI dated February 1, 2018

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•	The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Land-Use Change / Biodiversity Conservation / GMOs

Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•	The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.
•	The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.
•	The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing

Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations.” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

C.       Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At

Calvert World Values Fund, Inc.	98	SAI dated February 1, 2018

the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
•	The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
•	The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•	The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.
•	The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.       International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology

Calvert World Values Fund, Inc.	99	SAI dated February 1, 2018

companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•	The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.
•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.
•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.
•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.

Internet Surveillance/Censorship and Data Security

Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet. For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•	The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•	The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.
•	The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.
Calvert World Values Fund, Inc.	100	SAI dated February 1, 2018

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•	The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
•	The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.       Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•	The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
•	The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.
•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.

F.       Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
•	The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals. Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals. In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products. These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals. Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.
Calvert World Values Fund, Inc.	101	SAI dated February 1, 2018

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.
•	The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.
•	The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.       Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.       Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

Calvert World Values Fund, Inc.	102	SAI dated February 1, 2018

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.
•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.       Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.
•	The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.
•	The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.       Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV. CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor or its affiliates on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of at least two members of the Fund Board not affiliated with the Fund advisor will be immediately convened to determine how the proxy should be voted.

Adopted September 2000

Approved March 2017

Calvert World Values Fund, Inc.	103	SAI dated February 1, 2018

Appendix B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source:  Standard & Poor’s Ratings Services)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Calvert World Values Fund, Inc.	104	SAI dated February 1, 2018

LONG-TERM OBLIGATION RATINGS (source: Moody’s Investors Service)

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS (source: Moody’s Investors Service)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Calvert World Values Fund, Inc.	105	SAI dated February 1, 2018

PART C - OTHER INFORMATION

Item 28.   Exhibits (with inapplicable items omitted)

(a)	(1)	(a)	Articles of Incorporation (incorporated by reference to Registrant's Initial Registration Statement dated February 18, 1992).
		(b)	Articles Supplementary dated May 7, 1996 incorporated by reference to Registrant’s Post-Effective Amendment No. 13, as filed with the Securities and Exchange Commission on January 28, 2000 (Accession No. 0000884110-00-000001).
		(c)	Articles Supplementary, dated July 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 51, as filed with the Securities and Exchange Commission on October 12, 2016 (Accession No. 0000884110-16-000169).
		(d)	Articles Supplementary, dated December 19, 2017 filed herewith.
(b)			Amended and Restated By-Laws of the Registrant, adopted December 2014, incorporated by reference to Registrant’s Post-Effective Amendment No. 51, as filed with the Securities and Exchange Commission on October 12, 2016 (Accession No. 0000884110-16-000169).
(c)			Reference is made to Item 28(a) and 28(b) above.
(d)	(1)		Investment Advisory Agreement between the Registrant (on behalf of each of its series listed on Schedule A) and Calvert Research and Management dated December 31, 2016 filed as Exhibit (d)(1) to Post-Effective Amendment No. 53 filed January 30, 2017 (Accession No. 0000940394-17-000165) and incorporated herein by reference.
	(2)		Investment Sub-Advisory Agreement between Calvert Research and Management and Hermes Investment Management Limited for Calvert Emerging Markets Equity Fund dated December 31, 2016 filed as Exhibit (d)(2) to Post-Effective Amendment No. 53 filed January 30, 2017 (Accession No. 0000940394-17-000165) and incorporated herein by reference.
	(3)		Investment Sub-Advisory Agreement between Calvert Research and Management and Eaton Vance Advisers International Ltd. for Calvert International Equity Fund dated November 1, 2017 filed herewith.
	(4)		Investment Sub-Advisory Agreement between Calvert Research and Management and Eaton Vance Advisers International Ltd. for Calvert International Opportunities Fund dated November 1, 2017 filed herewith.
(e)	(1)	(a)	Master Distribution Agreement between each registered investment company listed on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. effective December 31, 2016, filed as Exhibit (e) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.
		(b)	Amended Schedule A dated December 8, 2017 to the Master Distribution Agreement effective December 31, 2016 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
(f)			Form of Deferred Compensation Agreement filed as Exhibit (f) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.
(g)			Master Custodian Agreement incorporated by reference to Registrant’s Post-Effective Amendment No. 14, as filed with the Securities and Exchange Commission on January 31, 2001 (Accession No. 0000884110-01-000001).
C-1

(h)	(1)	(a)	Administrative Services Agreement between Calvert Research and Management and each registered investment company listed on Appendix A on behalf of each of its series listed on Appendix A, dated December 31, 2016 filed as Exhibit (h)(1) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.
		(b)	Amended and Restated Appendix A dated December 8, 2017 to the Administrative Services Agreement dated December 31, 2016 filed as Exhibit (h)(1)(b) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
	(2)	(a)	Amended Master Transfer Agency and Service Agreement incorporated by reference to Registrant’s Post-Effective Amendment No. 21, as filed with the Securities and Exchange Commission on May 30, 2007 (Accession No. 0000884110-07-000010).
		(b)	Amendment to the Master Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 42, as filed with the Securities and Exchange Commission on January 30, 2013 (Accession No. 0000884110-13-000001).
		(c)	Amendment to Master Transfer Agency and Service Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 48, as filed with the Securities and Exchange Commission on February 1, 2016 (Accession No. 0000884110-16-000097).
		(d)	Amendment to and Assignment of Master Transfer Agency and Service Agreement between State Street Bank and Trust Company and Calvert Social Investment Fund, Calvert Management Series, The Calvert Fund, Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert Variable Products, Inc., Calvert Variable Series, Inc. and Calvert World Values Fund, Inc. dated December 31, 2016 filed as Exhibit (h)(2)(d) to Post-Effective Amendment No. 80 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed February 1, 2017 (Accession No. 0000940394-17-000245) and incorporated herein by reference.
	(3)		Sub-Transfer Agency Support Services Agreement between Eaton Vance Management and each open-end investment company listed on Appendix A dated December 1, 2017 filed as Exhibit (h)(3) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
	(4)	(a)	Expense Reimbursement Agreement between Calvert Research and Management and each Trust and/or Corporation (on behalf of certain of their series) listed on Schedule A, dated December 31, 2016 filed as Exhibit (h)(4) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.
		(b)	Amended Schedule A dated January 31, 2018 to the Expense Reimbursement Agreement dated December 31, 2016 filed as Exhibit (h)(4)(b) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
	(5)		Research Agreement with Consultant Norris A. Dodson IV, incorporated by reference to Registrant’s Post-Effective Amendment No. 28, as filed with the Securities and Exchange Commission on January 31, 2011, (Accession No. 0000884110-11-000002).
(i)			Opinion and Consent of Counsel dated January 29, 2018 filed herewith.
(j)			Consent of Independent Registered Public Accounting Firm for Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Mid-Cap Fund and Calvert Emerging Markets Equity Fund dated January 25, 2018 filed herewith.
C-2

(m)	(1)	(a)	Master Distribution Plan for Class A Shares, as adopted December 31, 2016 filed as Exhibit (m)(1) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.
		(b)	Amended Schedule A dated December 8, 2017 to the Master Distribution Plan for Class A shares adopted December 31, 2016 filed as Exhibit (m)(2)(b) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
	(2)	(a)	Master Distribution Plan for Class C shares filed as Exhibit (m)(2) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.
		(b)	Amended Schedule A dated December 8, 2017 to the Master Distribution Plan for Class C shares adopted December 31, 2016 filed as Exhibit (m)(2)(b) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
(n)			Amended and Restated Multiple Class Plan for Calvert Funds effective December 8, 2017 filed as Exhibit (n) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.
(p)	(1)		Code of Ethics for the Calvert Funds and Calvert Research and Management, effective September 13, 2017 filed as Exhibit (p)(1) to Post-Effective Amendment No. 91 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed October 3, 2017 (Accession No. 0000940394-17-001889) and incorporated herein by reference.
	(2)		Code of Ethics for Hermes Investment Management Limited, dated July 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 38, as filed with the Securities and Exchange Commission on August 29, 2012 (Accession No. 0000884110-12-000021).
	(3)		Code of Ethics for Eaton Vance Management (International) Limited effective September 1, 2000, as revised February 8, 2017 filed as Exhibit (r) to Post-Effective Amendment No. 1 on Form N-2 of Eaton Vance Senior Floating-Rate Trust (File Nos. 333-207589, 811-21411) filed February 23, 2017 (Accession No. 0000940394-17-000321) and incorporated herein by reference.
(q)	(1)		Power of Attorney for Registrant’s Directors and Officers dated December 28, 2016 Exhibit (q)(1) to Post-Effective Amendment No. 53 filed January 30, 2017 (Accession No. 0000940394-17-000165) and incorporated herein by reference.
	(2)		Secretary’s Certificate filed as Exhibit (q)(2) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.

Item 29.   Persons Controlled by or Under Common Control

Not applicable

Item 30.	Indemnification

Article IX, Sections 3 and 4 of the Registrant’s By-Laws provides that the Registrant, out of the Registrant’s assets, shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that he or she is or was a Director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant.

No indemnification shall be provided to any person against any liabilities to the Registrant or its shareholders adjudicated to have been incurred by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

C-3

Article IX, Section 9 of the Registrant’s By-Laws provides that Registrant may, upon resolution of a majority of the Registrant’s Board of Directors, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against him or her or incurred by him or her, or arising out of his or her position, whether or not the Registrant would have the power to indemnify him or her against such liability.

In addition, indemnification against certain liabilities of the Registrant’s directors and officers and/or the Registrant’s administrator, principal underwriter, transfer agent, custodian and other service providers are provided in: (1) Section 5 of the Administrative Services Agreement between the Registrant and Calvert Research and Management; (2) Section 4 of the Master Distribution Agreement between the Registrant and Eaton Vance Distributors, Inc.; (3) Section 14 of the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company; (4) Section 12 of the Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company; and (5) Section 8 of the Administration Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 28.

Item 31.	Business and Other Connections of Investment Adviser

The Registrant’s investment adviser, Calvert Research and Management (“CRM”), is a Massachusetts business trust. In addition to providing investment advisory services to registered management investment companies, CRM provides investment advisory services to separately managed accounts. Additional information as to CRM and the trustees and officers of CRM is included in CRM’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-108378), which is incorporated herein by reference and sets forth the officers and trustees of CRM and information as to any business, profession, vocation or employment of a substantial nature engaged in by CRM and such officers and trustees during the past two years.

Item 32.    Principal Underwriters

(a)	Registrant’s principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Corp., is the principal underwriter for each of the registered investment companies named below:

Calvert Impact Fund, Inc.

Calvert Management Series

The Calvert Fund

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Products, Inc.

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

C-4

(b)
(1) Name and Principal Business Address*	(2) Positions and Offices with Principal Underwriter	(3) Positions and Offices with Registrant

Robb Allen	Vice President	None
Julie Andrade	Vice President	None
Brian Arcara	Vice President	None
Christopher Arthur	Vice President	None
Brian Austin	Vice President	None
Michelle Baran	Vice President	None
Ira Baron	Vice President	None
Jeffrey P. Beale	Vice President	None
Brian Blair	Vice President	None
Stephanie H. Brady	Vice President	None
Timothy Breer	Vice President	None
Joe Brody	Vice President	None
Luke Bordzinski	Vice President	None
Mark Burkhard	Vice President	None
Joseph Bustros	Vice President	None
Eric Caplinger	Vice President	None
Kristin Carcio	Vice President	None
Daniel C. Cataldo	Vice President and Treasurer	None
Tiffany Cayarga	Vice President	None
Patrick Cerrato	Vice President	None
Gregory Chalas	Vice President	None
Randy Clark	Vice President	None
Tyler Cortelezzi	Vice President	None
Patrick Cosgrove	Vice President	None
Peter Crowley	Vice President	None
Robert Cunha	Vice President	None
Rob Curtis	Vice President	None
Kevin Darrow	Vice President	None
Holly DiCostanzo	Vice President	None
Brian Dunkley	Vice President	None
James Durocher	Senior Vice President	None
Anthony Eames	Vice President	None
Margaret Egan	Vice President	None
Robert Ellerbeck	Vice President	None
Daniel Ethier	Vice President	None

C-5

Troy Evans	Vice President	None
Lawrence L. Fahey	Vice President	None
Thomas E. Faust Jr.	Director	None
Scott Firth	Vice President	None
James Foley	Vice President	None
Brandon Fritz	Vice President	None
Kathleen Fryer	Vice President	None
Jonathan Futterman	Vice President	None
Anne Marie Gallagher	Vice President	None
Gregory Gelinas	Vice President	None
Bradford Godfrey	Vice President	None
Seth Goldzweig	Vice President	None
Andrew Goodale	Vice President	None
David Gordon	Vice President	None
Daniel Grzywacz	Vice President	None
Diane Hallett	Vice President	None
Steven Heck	Vice President	None
Richard Hein	Vice President	None
Joseph Hernandez	Vice President	None
Dori Hetrick	Vice President	None
Toebe Hinckle	Vice President	None
Suzanne Hingel	Vice President	None
Christian Howe	Vice President	None
Laurie G. Hylton	Director	None
Jonathan Isaac	Vice President	None
Adrian Jackson	Vice President	None
Brian Johnson	Vice President	None
Elizabeth Johnson	Vice President	None
Doug Keagle	Vice President	None
Sean Kelly	Senior Vice President	None
William Kennedy	Vice President	None
Joseph Kosciuszek	Vice President	None
Kathleen Krivelow	Vice President	None
Robert Kuberski	Vice President	None
David Lefcourt	Vice President	None
Benjamin LeFevre	Vice President	None
Andrew Leimenstoll	Vice President	None
Paul Leonardo	Vice President	None
Brandon Lindley	Vice President	None
C-6

Scott Lindsay	Vice President	None
John Loy	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Scott Mackey	Vice President	None
James Maki	Vice President	None
Tim Mamis	Vice President	None
Frederick S. Marius	Vice President, Secretary, Clerk and Chief Legal Officer	None
Geoff Marshall	Vice President	None
Christopher Mason	Vice President	None
Daniel J. McCarthy	Vice President	None
James McCuddy	Vice President	None
Tim McEwen	Vice President	None
Ian McGinn	Vice President	None
Shannon McHugh-Price	Vice President	None
David Michaud	Vice President	None
Mark Milan	Vice President	None
John Moninger	Senior Vice President	None
Chris Morahan	Vice President	None
Meghan Moses	Vice President	None
Matthew Navins	Vice President	None
Christopher Nebons	Vice President	None
Jason Newnham	Vice President	None
Paul Nicely	Vice President	None
Jeffrey Nizzardo	Vice President	None
Andrew Olig	Vice President	None
David Oliveri	Vice President	None
Philip Pace	Vice President	None
Steve Pietricola	Vice President	None
Benjamin Pomeroy	Vice President	None
John Pumphrey	Vice President	None
James Putman	Vice President	None
Henry Rehberg	Vice President	None
Lenore Reiner	Vice President	None
Christopher Remington	Vice President	None
David Richman	Vice President	None
Christopher Rohan	Vice President	None
Kevin Rookey	Vice President	None
John Santoro	Vice President	None
C-7

Rocco Scanniello	Vice President	None
Keith Schnaars	Vice President	None
Michael Shea	Vice President	None
Alan Simeon	Vice President	None
Randy Skarda	Vice President	None
David Smith	Chief Compliance Officer	None
Russell Smith	Vice President	None
Jamie Smoller	Vice President	None
Daniel Sullivan	Vice President	None
Elaine Sullivan	Vice President	None
Michael Sullivan	Vice President	None
Eileen Tam	Vice President	None
Brian Taranto	Vice President and Chief Administrative Officer	None
Robyn Tice	Vice President	None
John M. Trotsky	Vice President	None
Geoffrey Underwood	Vice President	None
Randolph Verzillo	Vice President	None
Shannon Vincent	Vice President	None
Greg Walsh	Vice President	None
Christopher Webber	Vice President	None
Scott Weisel	Vice President	None
David White	Vice President	None
Steve Widder	Vice President	None
Tim Williamson	Vice President	None
Matthew J. Witkos	President, Chief Executive Officer and Director	None
Gregor Yuska	Vice President	None
Anthony Zanetti	Vice President	None
David Zigas	Vice President	None

* Address is Two International Place, Boston, MA 02110

(c)	Not applicable

C-8

Item 33.	Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and its transfer agent, Boston Financial Data Services, Inc. 30 Dan Road, Canton, MA 02021, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Calvert Research and Management, located at 1825 Connecticut Ave NW, Suite 400, Washington, DC 20009, Eaton Vance Management and Eaton Vance Management (International) Limited, located at Two International Place, Boston, MA 02110 and Hermes Investment Management Limited, located at 1 Portsoken Street, London, E1 8HZ, United Kingdom.

Item 34.    Management Services

Not applicable

Item 35.    Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

C-9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on January 29, 2018.

CALVERT WORLD VALUES FUND, INC.
By:	/s/ John H. Streur*
John H. Streur, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 29, 2018.

Signature	Title

/s/ John H. Streur*	President and Director
John H. Streur

/s/ James F. Kirchner	Treasurer (Principal Financial and Accounting Officer)
James F. Kirchner

Signature	Title	Signature	Title

Richard L. Baird, Jr.*	Director	Miles D. Harper, III*	Director
Richard L. Baird, Jr.		Miles D. Harper, III

Alice Gresham Bullock *	Director	Joy V. Jones*	Director
Alice Gresham Bullock		Joy V. Jones

Cari Dominguez*	Director	Anthony A. Williams*	Director
Cari Dominguez		Anthony A. Williams

John G. Guffey, Jr.*	Director
John G. Guffey, Jr.

*By:	/s/ Maureen A. Gemma
Maureen A. Gemma (As attorney-in-fact)

C-10

EXHIBIT INDEX

The following exhibits are filed as part of this Post-Effective Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description

(a)	(1)	(d)	Articles Supplementary dated December 19, 2017
(d)	(3)		Investment Sub-Advisory Agreement between Calvert Research and Management and Eaton Vance Advisers International Ltd. for Calvert International Equity Fund dated November 1, 2017
	(4)		Investment Sub-Advisory Agreement between Calvert Research and Management and Eaton Vance Advisers International Ltd. for Calvert International Opportunities Fund dated November 1, 2017
(i)			Opinion and Consent of Counsel dated January 29, 2018
(j)			Consent of Independent Registered Public Accounting Firm for Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Mid-Cap Fund and Calvert Emerging Markets Equity Fund dated January 25, 2018

C-11